                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


  [_] Preliminary Proxy Statement                              [_] Confidential, for Use of the Commission Only (as
                                                                   permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                       Frank Russell Investment Company
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fees paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                                1-800-628-8510

Dear Shareholder:


   Enclosed is a Notice of Special Meeting of shareholders of Frank Russell Investment Company ("FRIC"). The Special Meeting has been called for October 3, 2003 at 10:00 a.m., local time, at the offices of FRIC at 909 A Street, Tacoma, Washington 98402. The accompanying Proxy Statement details the proposals being presented for your consideration as shareholders of certain of FRIC's series (each a "Fund," and, collectively, the "Funds").


   Shareholders will be asked to consider the following proposals at the Special Meeting:

      1. To elect three members of the Board of Trustees of FRIC;

      2. To approve a change to the fundamental investment objective of each Fund except Russell Multi-Manager Principal Protected Fund;


      3. To approve the reclassification of the investment objective of each Fund, except Russell Multi-Manager Principal Protected Fund, Tax Free Money Market Fund and Tax Exempt Bond Fund, from "fundamental" to
   "non-fundamental"; and


      4. To consider and act on any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.


   The enclosed materials provide details of the proposals. A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD, OR TAKE ADVANTAGE OF THE FACSIMILE, TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.


                                          Sincerely,

                                          /s/ Karl J. Ege
                                          Karl J. Ege
                                          Secretary

Note: You may receive more than one proxy card. PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402

                               -----------------

 Notice of Special Meeting of Shareholders of Frank Russell Investment Company
                         to be held on October 3, 2003

                               -----------------

   To the shareholders of each of Equity I Fund, Equity II Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund, Select Value Fund, Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, Tax-Managed Global Equity Fund and Russell Multi-Manager Principal Protected Fund (each a "Fund," and, collectively, the "Funds"):


   NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Frank Russell Investment Company ("FRIC") will be held at FRIC's offices located at 909 A Street, Tacoma, Washington, on October 3, 2003 at 10:00 a.m., local time, for the following purposes:


      1. To elect three members of the Board of Trustees of FRIC;

      2. To approve a change to the fundamental investment objective of each Fund except Russell Multi-Manager Principal Protected Fund;


      3. To approve the reclassification of the investment objective of each Fund, except Russell Multi-Manager Principal Protected Fund, Tax Free Money Market Fund and Tax Exempt Bond Fund, from "fundamental" to
   "non-fundamental"; and


      4. To consider and act on any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

   The attached Proxy Statement provides more information concerning each of the proposed items upon which shareholders will be asked to vote.

   Shareholders of record as of the close of business on July 7, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,

                                          /s/ Karl J. Ege
                                          Karl J. Ege
                                          Secretary

Tacoma, Washington
July 8, 2003

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE FACSIMILE, TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE SPECIAL MEETING.


No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., Inc. has been retained to aid in obtaining votes and in answering questions you may have regarding the proposals. The solicitor may call you as the meeting date approaches if you have not voted. Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

                               TABLE OF CONTENTS


                                                                                     Page
                                                                                     ----

Questions and Answers About the Special Meeting and the Proxy Statement.............   2

Proposal 1:  Election of Trustees to the Board of Trustees of FRIC..................   4

Proposal 2:  To change the fundamental investment objectives of certain of the Funds  11

Proposal 3:  To make certain of the Funds' investment objectives non-fundamental....  27

Other Business......................................................................  29

Information about FRIC..............................................................  29

Further Information.................................................................  31

List of Names and Addresses of Money Managers.......................................  33

Beneficial Owners of the Funds......................................................  37

Shares Outstanding..................................................................  58

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                                1-800-628-8510

                               -----------------

                                PROXY STATEMENT

                               -----------------

                              DATED July 8, 2003

                   FOR A SPECIAL MEETING OF SHAREHOLDERS OF

                                 Equity I Fund
                                Equity II Fund
                                 Equity Q Fund
                          Tax-Managed Large Cap Fund
                       Tax-Managed Mid & Small Cap Fund
                              International Fund
                             Emerging Markets Fund
                              Fixed Income I Fund
                             Fixed Income III Fund
                               Money Market Fund
                            Diversified Equity Fund
                              Special Growth Fund
                           Quantitative Equity Fund
                         International Securities Fund
                          Real Estate Securities Fund
                             Diversified Bond Fund
                             Short Term Bond Fund
                            Multistrategy Bond Fund
                             Tax Exempt Bond Fund
                       U.S. Government Money Market Fund
                          Tax Free Money Market Fund
                              Select Growth Fund
                               Select Value Fund
                Russell Multi-Manager Principal Protected Fund
                        Equity Aggressive Strategy Fund
                           Aggressive Strategy Fund
                            Moderate Strategy Fund
                            Balanced Strategy Fund
                          Conservative Strategy Fund
                        Tax-Managed Global Equity Fund

                (each a "Fund," and, collectively, the "Funds")

                               EACH A SERIES OF
                   FRANK RUSSELL INVESTMENT COMPANY ("FRIC")

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROPOSALS

Q. What is the purpose of this proxy statement?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on important proposals concerning your investment in your Fund(s).

   The principal purpose of this Proxy Statement is to seek shareholder approval of the matters identified in the table below.


                                 Proposal                                        Shareholders Solicited
   -                             --------                                        ----------------------

1.      To elect three members of the Board of                       Each Fund
        Trustees of FRIC.

2(a)    To approve changes to the fundamental                        Each Fund except Russell Multi-Manager
through investment objectives of the Funds.                          Principal Protected Fund
2(cc).

3.      To approve a change in the fundamental                       Each Fund except Russell Multi-Manager
        investment objectives of the Funds to                        Principal Protected Fund, Tax Free Money Market
        make them non-fundamental.                                   Fund and Tax Exempt Bond Fund


INFORMATION ABOUT VOTING

Q. Who is asking for my vote?


A. The Board of Trustees (the "Board" or the "Trustees") of FRIC has requested your vote on several matters in connection with the special meeting (the "Special Meeting") of shareholders of certain of the various series of FRIC (the "Shareholders"). The Special Meeting will be held at 10:00 a.m., local time, on October 3, 2003, at the offices of FRIC located at 909 A Street, Tacoma, Washington. FRIC proposes to mail the Notice of Special Meeting, the proxy card and the Proxy Statement to Shareholders of record on or about July 15, 2003.


Q. Who is eligible to vote?

A. FRIC has thirty-two series, or funds, in all. This Proxy Statement relates to the following 30 of those series (each a "Fund," and, collectively, the "Funds"): Equity I Fund, Equity II Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund, Select Value Fund, Russell Multi-Manager Principal Protected Fund, Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund and Tax-Managed Global Equity Fund. Shareholders of the two remaining series, Equity Income Fund and Equity III Fund, will be asked to consider the election of Trustees in a separate proxy statement.

   Shareholders of record of the Funds at the close of business on July 7, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the proposals applicable to the Fund(s) for which they hold shares. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q. How do I vote my shares?

A. You may vote your shares in writing, by executing the enclosed proxy card(s) and returning it in the envelope provided or by using the facsimile, telephone or Internet voting procedures described in the proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website listed on your proxy card(s) or noted in the enclosed voting instructions. To vote via the Internet, you will need the "control number" that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

   Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via facsimile, telephone or the Internet will be voted as specified. If you sign, date and return the proxy card, but do not specify a vote for one or more of the Proposals, your shares will be voted by the proxies on the Proposals for which you have not specified a vote as follows:

  . IN FAVOR of electing each of the nominees to serve on the Board of Trustees of FRIC (Proposal 1);

  . IN FAVOR of approving a change in the investment objective, currently a fundamental investment restriction, of each Fund, except Russell Multi-Manager Principal Protected Fund (Proposals 2(a) through 2(cc), voted on a Fund-by-Fund basis); and


  . IN FAVOR of approving a change in the fundamental investment objective of each Fund, except Russell Multi-Manager Principal Protected Fund, Tax Free Money Market Fund and Tax Exempt Bond Fund, to make it non-fundamental (Proposal 3, voted on a Fund-by-Fund basis).


Q. If I send my proxy card in now as requested, can I change my vote later?

A. You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the meeting, written notice of revocation, a later-dated proxy card or a later-dated vote via facsimile, telephone or the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the Special Meeting.


Q. How do the Trustees recommend that I vote for these proposals?


A. The Trustees recommend that Shareholders vote FOR each proposal.

Q. Whom should I call for additional information about this Proxy Statement?

A. Please call D.F. King & Co., Inc., FRIC's information agent, toll-free at 1-800-628-8510.

GENERAL INFORMATION ABOUT THE FUNDS

Q. How are the Funds managed?

A. FRIC is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

   Under Massachusetts law, each Fund is a "sub-trust" of FRIC. The management of the business and affairs of FRIC is the responsibility of the Board. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with the Funds' investment adviser, Frank Russell Investment Management Company ("FRIMCo") and the Funds' respective sub-advisers ("Money Managers"). FRIC's officers are responsible for the day-to-day management and administration of the Funds' operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.


   FRIC has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits FRIC, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. Please see page 33 of this Proxy Statement for a list of the current Money Managers for the Funds. The Money Managers will not change as a result of the Proposals that Shareholders are being asked to consider at the Special Meeting.


                                 THE PROPOSALS

          PROPOSAL 1: TO ELECT THREE MEMBERS OF THE BOARD OF TRUSTEES

   At their meeting held on May 20, 2003, the Trustees determined to present the election of three trustees who have not been previously elected by the Shareholders to hold office until their respective successors are elected and qualified. FRIC currently has ten trustees, seven of whom have previously been elected by FRIC's Shareholders. This Proposal 1 will not affect the status of these seven Trustees. Each of these Trustees, and, if elected, each of the nominees, will continue to hold office during the lifetime of FRIC except as such Trustee sooner dies, retires, resigns or is removed, as provided for in FRIC's Amended and Restated Master Trust Agreement (the "Master Trust Agreement"). FRIC also has two Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board's responsibilities.


   In considering the nominees for election as Trustees of FRIC, the Trustees took into account the qualifications of each nominee and the concern for the continued efficient conduct of FRIC's business. In particular, the Trustees considered the requirements of the Investment Company Act of 1940, and any amendments thereto (the "1940 Act") as they apply to the election of Trustees generally and the nominees in particular. The Board has determined that Proposal 1 is in the best interests of the Shareholders of each Fund.


   FRIC does not hold regular annual meetings. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of FRIC. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the Shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

The Nominees

   The following information is provided for each nominee. It includes the nominee's name, principal occupation(s) or employment during the past five years, date of birth, address and directorships with other companies that file reports periodically with the SEC. Each nominee is currently a Trustee of FRIC. Ms. Weston and Mr. Connealy are not "interested persons" of FRIC as defined in
Section 2(a)(19) of the 1940 Act. Mr. Phillips is an interested person of FRIC by virtue of his employment by Frank Russell Company, the parent of FRIMCo. Each nominee currently oversees 37 funds in the Russell Fund complex. The Russell Fund complex consists of FRIC and Russell Investment Funds ("RIF"). The address for each nominee listed below is 909 A Street, Tacoma, Washington 98402-1616.


                                                                                      No. of
                                                                                    Portfolios
                                                                                    in Russell
                                                                                       Fund
                                      Term of                Principal               Complex       Other
                        Position(s) Office** and           Occupation(s)             Overseen  Directorships
         Name            Held With   Length of              During the                  by        Held by
        and Age            Fund     Time Served            Past 5 Years              Trustee      Trustee
        -------         ----------- ------------ ---------------------------------- ---------- -------------
Interested Nominee
Michael J. A. Phillips,   Trustee   Since 2002   Chairman of the Board, CEO and         37     None
Born January 20, 1948                            Director, Frank Russell Company
                                                 ("FRC"); President, FRC until
                                                 July 1, 2003
Independent Nominees
Daniel P. Connealy,....   Trustee   Since April  2001-2003, Vice President and          37     Director,
Born June 6, 1946                   2003         Chief Financial Officer, Janus                Gold Banc
                                                 Capital Group Inc.; 1979-2001,                Corporation,
                                                 Audit and Accounting Partner,                 Inc.
                                                 PricewaterhouseCoopers LLP
Julie W. Weston,.......   Trustee   Since 2002   Retired since 2000. 1997 to 2000,      37     None
Born October 2, 1943                             Arbitrator, The American
                                                 Arbitration Association Commercial
                                                 Panel. From 1995 to 1999, Hearing
                                                 Officer, University of Washington



--------
** Each Trustee serves as a Trustee during the lifetime of FRIC and until its termination except as such Trustee sooner dies, retires, resigns or is removed.

   During the fiscal year ended October 31, 2002, there were four regular meetings of the Board, four special meetings of the Board and one telephonic meeting of the Board. All of the Trustees, including the nominees with respect to meetings held after their election to the Board by the Trustees, attended at least 75% of the meetings of the Board of Trustees held during that time.

   The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee. The Audit Committee's primary functions are: (1) oversight of the Funds' accounting and financial reporting policies and practices and their internal controls; (2) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (3) to act as liaison between the Funds' independent auditors and the full Board. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Mmes. Kristianne Blake and Eleanor W. Palmer and Messrs. Raymond P. Tennison, Jr. and Daniel P. Connealy, each of whom is an independent Trustee. For the fiscal year ended October 31, 2002, the Audit Committee held three meetings. FRIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of FRIC's custodian, reviews both the audit and non-audit work of FRIC's independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for FRIC, (ii) all audit services provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, relating to the operations and financial reporting of FRIC, and (iii) all non-audit services relating to the operations and financial reporting of FRIC, provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, by any auditors with an ongoing relationship with FRIC.

   The primary functions of the Nominating and Governance Committee are to: (1) nominate individuals who are not interested persons of FRIC for independent Trustee membership on the Board; (2) evaluate and review the composition and performance of the Board; (3) review Board governance procedures; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messrs. Paul E. Anderson, William E. Baxter and Lee C. Gingrich and Ms. Julie W. Weston, each of whom is an independent Trustee. For the fiscal year ended October 31, 2002, the Nominating and Governance Committee held one meeting.

Information Regarding the Other Trustees and the Officers of FRIC


   Listed below are the Trustees of FRIC not named above as nominees and its principal executive officers, including their names, ages, position(s) with FRIC, and principal occupation or employment during the past five years. Mr. George F. Russell, Mr. Lynn L. Anderson and Mr. Michael J.A. Phillips are the only Trustees who are "interested persons" of FRIC as defined in section 2(a)(19) of the 1940 Act. The address for each Trustee and officer listed below is 909 A Street, Tacoma, Washington 98402-1616.



                                                                                        No. of
                                                                                     Portfolios in
                                      Term of                 Principal              Russell Fund      Other
                        Position(s) Office** and            Occupation(s)               Complex    Directorships
         Name            Held with   Length of               During the               Overseen by     Held by
        and Age            Fund     Time Served             Past 5 Years                Trustee       Trustee
        -------         ----------- ------------ ----------------------------------- ------------- -------------
Interested Trustee and Interested Trustee Emeritus*
Lynn L. Anderson,......  Trustee    Trustee      Vice Chairman, FRC; Chairman of          37        Trustee,
Born April 22, 1939      and        since 1987;  the Board, Trustee, FRIC and RIF;                  SSgA Funds
                         Chairman   Chairman of  CEO and Chairman of the Board,                     (investment
                         of the     the Board    Russell Fund Distributors, Inc. and                company)
                         Board      since 1999   FRIMCo; Trustee, President and
                                                 Chairman of the Board, SSgA
                                                 Funds (investment company);
                                                 Trustee and Chairman of the
                                                 Board, Frank Russell Trust
                                                 Company; Director, Frank Russell
                                                 Investments (Ireland) Limited and
                                                 Frank Russell Investments
                                                 (Cayman) Ltd.; Until October,
                                                 2002, President and CEO, FRIC
                                                 and RIF
George F. Russell, Jr.,  Trustee    Since 1999   Chairman Emeritus, FRC;                  37        None
Born July 3, 1932        Emeritus                Chairman Emeritus, FRIC and RIF
                         and
                         Chairman
                         Emeritus
* Interested persons of FRIC because of their relationship with FRIMCo or its affiliates, as indicated in the table.

                                                                                     No. of
                                                                                  Portfolios in
                                        Term of              Principal            Russell Fund        Other
                          Position(s) Office** and         Occupation(s)             Complex      Directorships
          Name             Held with   Length of            During the             Overseen by       Held by
         and Age             Fund     Time Served          Past 5 Years              Trustee         Trustee
         -------          ----------- ------------ ------------------------------ ------------- -----------------
Independent Trustees and Independent Trustee Emeritus
Paul E. Anderson,........  Trustee     Since 1984  1996 to present, President,         37       None
Born October 15, 1931                              Anderson Management Group
                                                   LLC (private investments
                                                   consulting)
Paul Anton, Ph.D.,.......  Trustee     Since 2003  Retired since 1997; Trustee of      37       None
Born December 1, 1919      Emeritus                FRIC and RIF until 2002
William E. Baxter,.......  Trustee     Since 1984  Retired since 1986                  37       None
Born June 8, 1925
Kristianne Blake,........  Trustee     Since 2000  President, Kristianne Gates         37       -Trustee WM Group
Born January 22, 1954                              Blake, P.S.                                   of Funds
                                                   (accounting services)                         (investment
                                                                                                 company)
                                                                                                -Director, Avista
                                                                                                 Corporation
Lee C. Gingrich,.........  Trustee     Since 1984  Retired since 1995                  37       None
Born October 6, 1930
Eleanor W. Palmer,.......  Trustee     Since 1984  Retired since 1981                  37       None
Born May 5, 1926
Raymond P. Tennison, Jr.,  Trustee     Since 2000  Currently, President, Simpson       37       None
Born December 21, 1955                             Investment Company and
                                                   several additional subsidiary
                                                   companies, including Simpson
                                                   Timber Company, Simpson
                                                   Paper Company and Simpson
                                                   Tacoma Kraft Company

--------
** Each Trustee serves as a Trustee during the lifetime of FRIC and until its termination except as such Trustee sooner dies, retires, resigns or is removed. Dr. Anton was appointed Trustee Emeritus by the Board effective December 31, 2002 for a term not to exceed five years. Mr. Russell was appointed Trustee Emeritus by the Board effective January 1, 1999 to serve until his death, retirement, resignation or removal.

                                                 Term of                    Principal
                             Position(s)       Office** and               Occupation(s)
        Name                  Held with         Length of                  During the
       and Age                  Fund           Time Served                Past 5 Years
---------------------- ----------------------- ------------ ------------------------------------------

OFFICERS

Leonard P. Brennan,... President and Chief      Since 2002  Director, President and CEO,
Born October 11, 1959  Executive Officer                    FRIMCo; From 1995 to present,
                                                            Managing Director Individual Investor
                                                            Services of Frank Russell Company

Mark E. Swanson,...... Treasurer and Chief      Since 1998  1998 to present, Treasurer and Chief
Born November 26, 1963 Accounting Officer                   Accounting Officer, FRIC and RIF;
                                                            Director, Funds Administration, FRIMCo
                                                            and Frank Russell Trust Company;
                                                            Treasurer, SSgA Funds (investment
                                                            company); Manager, Funds Accounting
                                                            and Taxes, Russell Fund Distributors, Inc.
                                                            From April 1996 to August 1998,
                                                            Assistant Treasurer, FRIC. From August
                                                            1996 to August 1998, Assistant Treasurer,
                                                            FRIC and RIF. November 1995 to July
                                                            1998, Assistant Secretary, SSgA Funds.
                                                            February 1997 to July 1998, Manager,
                                                            Funds Accounting and Taxes, FRIMCo

Randall P. Lert,...... Director of Investments  Since 1991  Director of Investments, FRIC and RIF;
Born October 3, 1953                                        Chief Investment Officer, FRC and Frank
                                                            Russell Trust Company; Director,
                                                            FRIMCo and Russell Fund Distributors,
                                                            Inc.

Karl J. Ege,.......... Secretary and General    Since 1994  Secretary and General Counsel, FRC,
Born October 8, 1941   Counsel                              FRIC, RIF, FRIMCo, Frank Russell Trust
                                                            Company, Russell Fund Distributors, Inc.
                                                            and Frank Russell Capital Inc.

Mark D. Amberson,..... Director of Short-Term   Since 2001  Director of Short-Term Investment Funds,
Born July 20, 1960     Investment Funds                     FRIC, RIF, FRIMCo and Frank Russell
                                                            Trust Company. From 1991 to 2001,
                                                            Portfolio Manager, FRIC, RIF, FRIMCo
                                                            and Frank Russell Trust Company

--------
** The President, the Treasurer and the Secretary are elected annually by the Trustees and hold office until the next meeting of the Trustees at which the officers are elected and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer holds office at the pleasure of the Trustees.

Trustee Ownership of Fund Shares

   The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the Russell Fund Complex, owned directly or beneficially by the Trustees, including the nominees, as of December 31, 2002. FRIC funds that are not owned by any Trustees are omitted from the table. The Russell Fund Complex consists of FRIC and RIF.

               EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
                 FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002


                                                                        Aggregate Dollar Range
                                                                      of Equity Securities in all
                                                                         Registered Investment
                                                                         Companies Overseen by
                                    Dollar Range of Equity             Trustees in Russell Fund
  Interested Trustees              Securities in each Fund                      Complex
  -------------------              -----------------------            ---------------------------

Lynn L. Anderson........ None                                              None

Michael J. A. Phillips.. None                                              None

George F. Russell, Jr... None                                              None

  Independent Trustees
  --------------------
Paul E. Anderson........ Special Growth Fund:         Over $100,000        Over $100,000

Paul Anton, Ph.D........ Real Estate Securities Fund: $10,001-$50,000      $50,001-$100,000
                         Emerging Markets Fund:       $1-$10,000
                         Equity II Fund:              $1-$10,000
                         International Fund:          $1-$10,000

William E. Baxter....... Equity Q Fund:               $1-$10,000           $1-$10,000

Kristianne Blake........ Equity III Fund:             Over $100,000        Over $100,000
                         Equity Q Fund:               Over $100,000

Daniel P. Connealy...... None                                              None

Lee C. Gingrich......... None                         None                 None

Eleanor W. Palmer....... None                         None                 None

Raymond P. Tennison, Jr. None                         None                 None

Julie W. Weston......... Equity II Fund:              $1-$10,000           $1-$10,000
                         Tax Exempt Bond Fund:        $1-$10,000
                         Real Estate Securities Fund: $1-$10,000

Remuneration of Trustees

   FRIC pays fees only to the independent Trustees. Compensation of officers and Trustees who are "interested persons" of FRIC is paid by FRIMCo or its affiliates. The following represents the compensation paid to each Trustee for the fiscal year ended October 31, 2002. The Russell Fund Complex consists of FRIC and RIF.


                          TRUSTEE COMPENSATION TABLE


                  FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002



                                                                               Total
                                          Pension or         Estimated      Compensation
                          Aggregate   Retirement Benefits Annual Benefits   from Russell
                         Compensation Accrued as Part of       Upon         Fund Complex
  Interested Trustees     from FRIC      FRIC Expenses      Retirement    paid to Trustees
  -------------------    ------------ ------------------- --------------- ----------------
Lynn L. Anderson........   $     0            $0                $0            $     0
Michael J. A. Phillips..   $     0            $0                $0            $     0
George F. Russell, Jr.*.   $     0            $0                $0            $     0

  Independent Trustees
  --------------------
Paul E. Anderson........   $67,783            $0                $0            $82,667
Paul Anton, Ph.D.**.....   $67,487            $0                $0            $78,833
William E. Baxter.......   $67,487            $0                $0            $78,833
Kristianne Blake........   $69,540            $0                $0            $82,383
Daniel P. Connealy***...   $     0            $0                $0            $     0
Lee C. Gingrich.........   $69,497            $0                $0            $78,363
Eleanor W. Palmer.......   $66,083            $0                $0            $78,363
Raymond P. Tennison, Jr.   $66,487            $0                $0            $78,833
Julie W. Weston****.....   $11,753            $0                $0            $13,667

--------

*   Mr. Russell was elected Trustee Emeritus effective January 1, 1999.


**  Dr. Anton was elected Trustee Emeritus effective December 31, 2002.


*** Mr. Connealy was elected to the Board of Trustees on April 24, 2003.



**** Ms. Weston was elected to the Board of Trustees on August 19, 2002.

   The Russell Fund Complex currently pays each of the independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee meeting attended in person. The Trustees receive a $500 fee for attending an in-person meeting by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Fund Complex. The Lead Trustee is paid a fee of $10,000 per year, and each Committee Chair is paid a fee of $6,000 per year. The Russell Fund Complex pays each independent Trustee Emeritus an annual retainer equal to 80% of the annual retainer for independent Trustees in effect at the time such person is elected Trustee Emeritus.


Required Vote


   The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees. A Shareholder may vote for or withhold authority with respect to the nominees. If an executed proxy card is received without voting instructions, the shares will be voted for the nominees named herein. The nominees have consented to being named in this Proxy Statement and to serve if elected. FRIC knows of no reason why the nominees would be unable or unwilling to serve if elected. Should the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named on the proxy card will exercise their voting power to vote for such substitute person or persons as the current Trustees of FRIC may recommend.

   FRIC's Master Trust Agreement requires that the Trustees be elected by a "plurality" vote. Therefore, the three nominees who receive the greatest number of affirmative votes cast by the Shareholders of FRIC who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in FRIC's Master Trust Agreement.

          THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE ELECTION OF EACH OF THE THREE NOMINEES TO SERVE ON THE BOARD OF TRUSTEES AS DESCRIBED IN PROPOSAL 1. ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS
                                   WILL BE SO VOTED.

                             PROPOSALS 2(a)-2(cc):

   APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVES OF CERTAIN OF THE FUNDS


   For purposes of Proposal 2, references to the words "Fund" or "Funds" apply to all Funds except Russell Multi-Manager Principal Protected Fund.


   Pursuant to the 1940 Act, each of the Funds has adopted and operates according to a stated investment objective. The investment policies, restrictions, strategies and activities of each Fund are guided by, and designed to achieve, the Fund's stated investment objective. Each Fund is subject to an investment objective that currently is a fundamental investment restriction, meaning that it may not be changed without Shareholder approval. These investment objectives were established at the inception of the Funds and reflected market conditions and circumstances at that time and the manner in which FRIMCo then wished to conduct the Funds' investment programs. In many cases, market conditions and circumstances have changed since the Funds' inceptions and are expected to continue to change. In some cases, the investment objective may make comparisons to the investment objective or strategy of another Fund, which is itself subject to change. For example, the investment objective of the Equity II Fund is "to maximize total return primarily through capital appreciation and assuming a higher level of volatility than the Equity I Fund." Further, the international portfolios' investment objectives state that they are to "provide additional diversification for US investors" which relates to the investors' personal investment objectives and circumstances rather than the Funds' investments and, therefore, may be confusing.


   The proposed changes are designed to clarify the investment objectives and, by doing so, avoid possible investor confusion, facilitate the efforts of FRIMCo to conduct the investment programs of the Funds and reduce administrative burdens associated with clarifying the meaning of and monitoring compliance with the current investment objectives. In addition, clarification of the investment objectives of the Funds may facilitate the marketing of the Funds. In such event, Shareholders could benefit from the economies of scale resulting from increases in the Funds' total assets and consequent decreases in their expense ratios. The changes proposed in the investment objectives for the Funds will not affect materially the manner in which such Funds are managed. The Funds' principal investment strategies will not change. The current investment strategies and policies of the Funds can be found in the current FRIC prospectuses. The Board considered the foregoing in making its determination that Proposals 2(a)-2(cc) are in the best interests of the Shareholders of each Fund.

The current and proposed objectives for the Funds


   The current and proposed investment objectives for the Funds, a summary of their principal investment strategies and a discussion of the effect of changing the investment objective are set forth in the chart below:



                               Current Investment                              Proposed Investment
Proposal   Fund                    Objective                                        Objective
--------   ----                    ---------                                        ---------
  2(a)   Equity I  To provide income and capital growth by          Seeks to provide long term capital growth.
                   investing principally in equity securities.

                   Principal Investment Strategy
                   -----------------------------
                   The Equity I Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US based. The Fund employs a "multi-style, multi-manager"
                   approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style.
                   The Fund intends to be fully invested at all times.

                   Effect of changing the investment objective
                   -------------------------------------------
                   Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                   Managers believe will provide income and capital growth. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but income would no longer be a stated investment goal.

                               Current Investment                              Proposed Investment
Proposal   Fund                    Objective                                        Objective
--------   ----                    ---------                                        ---------
  2(b)   Equity II To maximize total return primarily through       Seeks to provide long term capital growth.
                   capital appreciation and assuming a higher
                   level of volatility than the Equity I Fund.

                   Principal Investment Strategy
                   -----------------------------
                   The Equity II Fund invests primarily in common stocks of small and medium capitalization companies, most of which are US based. The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index. The Fund employs a "multi-style, multi-
                   manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-
                   Oriented Style. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                   Effect of changing the investment objective
                   -------------------------------------------
                   Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                   Managers believe will provide capital appreciation. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth rather than total return would be the stated investment goal. Also, the investment objective of the
                   Fund would no longer reference Equity I Fund.

                                 Current Investment                            Proposed Investment
Proposal    Fund                     Objective                                      Objective
--------    ----                     ---------                                      ---------
  2(c)   Equity Q    To provide a total return greater than the     Seeks to provide long term capital growth.
                     total return of the US stock market (as
                     measured by the Russell 1000 Index over
                     a market cycle of four to six years) while
                     maintaining volatility and diversification
                     similar to the Russell 1000 Index.

                     Principal Investment Strategy
                     -----------------------------
                     The Equity Q Fund invests primarily in common stocks of medium and large capitalization companies which are predominantly US based. The Fund generally pursues a market-oriented style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross section of companies and industries. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index.

                     Effect of changing the investment objective
                     -------------------------------------------
                     Pursuant to its principal investment strategy, the Fund invests in securities that its
                     Money Managers believe will outperform the Russell 1000(R) Index. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth would be the stated investment goal. Also, the investment objective of the Fund would no longer reference an index.

                                 Current Investment                            Proposed Investment
Proposal    Fund                     Objective                                      Objective
--------    ----                     ---------                                      ---------
  2(d)   Tax-Managed To provide growth on an after-tax basis        Seeks to provide long term capital growth
         Large Cap   by investing principally in equity             on an after-tax basis.
                     securities.

                     Principal Investment Strategy
                     -----------------------------
                     The Tax-Managed Large Cap Fund invests primarily in equity securities of large capitalization US companies, although the Fund may invest a limited amount in non-
                     US firms from time to time. The Fund generally pursues a market-oriented style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. The Fund seeks to realize capital growth while minimizing shareholder tax consequences arising from the Fund's portfolio management activities. The Fund attempts to do this through the realization of returns as capital gains and not as investment income under US tax laws. The Fund also attempts to minimize its realization of capital gains and to offset any such realization of capital gains with capital losses. The Fund intends to be fully invested at all times.

                     Effect of changing the investment objective
                     -------------------------------------------
                     Pursuant to its principal investment strategy, the Fund invests in equity securities that its Money Managers believe will provide capital growth on an after-tax basis. If the proposed investment objective is approved, the Fund would continue to invest in such securities and would continue to have capital growth on an after-tax basis as a stated
                     investment goal. However, the investment objective would no longer reference equity securities.

                                  Current Investment                             Proposed Investment
Proposal     Fund                     Objective                                       Objective
--------     ----                     ---------                                       ---------
  2(e)   Tax-Managed   To provide capital growth on an after-tax      Seeks to provide long-term capital growth
         Mid & Small   basis by investing principally in equity       on an after-tax basis.
         Cap           securities of small capitalization
                       companies.

                       Principal Investment Strategy
                       -----------------------------
                       The Tax-Managed Mid & Small Cap Fund invests primarily in equity securities of small and medium capitalization US companies, although the Fund may invest a limited amount in non-US firms from time to time. The Fund generally pursues a market-oriented style of security selection. Managers select securities from the growth and value segments of the market. The Fund seeks to realize capital growth while minimizing shareholder tax consequences arising from the Fund's portfolio management activities. The Fund attempts to do this through the realization of returns as capital gains and not as investment income under US tax laws. The Fund also attempts to minimize its realization of capital gains and to offset any such realization of capital gains with capital losses. The Fund intends to be fully invested at all times.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in equity securities that its Money Managers believe will provide capital growth on an after-tax basis. If the proposed investment objective is approved, the Fund would continue to invest in such securities and would continue to have capital growth on an after-tax basis as a stated
                       investment goal. However, the investment objective would no longer reference equity securities.

                                  Current Investment                             Proposed Investment
Proposal     Fund                     Objective                                       Objective
--------     ----                     ---------                                       ---------
  2(f)   International To provide favorable total return and          Seeks to provide long term capital growth.
                       additional diversification for US
                       investors.

                       Principal Investment Strategy
                       -----------------------------
                       The International Fund invests primarily in equity securities issued by companies domiciled outside the US and in depositary receipts, which represent ownership of securities of non-US companies. The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in securities that its
                       Money Managers believe will provide favorable total return and diversification. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but long term capital growth, rather than total return and diversification, would be the stated investment goal.

                               Current Investment                              Proposed Investment
Proposal   Fund                    Objective                                        Objective
--------   ----                    ---------                                        ---------
  2(g)   Emerging To provide maximum total return primarily         Seeks to provide long term capital growth.
         Markets  through capital appreciation and by
                  assuming a higher level of volatility than is
                  ordinarily expected from developed market
                  international portfolios by investing
                  primarily in equity securities.

                  Principal Investment Strategy
                  -----------------------------
                  The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in
                  Western Europe. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least three different emerging market countries. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. A portion of the Fund's net assets may be
                  "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                  Effect of changing the investment objective
                  -------------------------------------------
                  Pursuant to its principal investment strategy, the Fund invests primarily in equity securities of non-developed market companies that its Money Managers believe will provide favorable total return. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth rather than total return would be the stated investment goal. Also, the investment objective would no longer reference the
                  Fund's level of volatility.

                               Current Investment                              Proposed Investment
Proposal   Fund                    Objective                                        Objective
--------   ----                    ---------                                        ---------
  2(h)   Fixed    To provide effective diversification against      Seeks to provide current income and the
         Income I equities and a stable level of cash flow by       preservation of capital.
                  investing in fixed-income securities.

                  Principal Investment Strategy
                  -----------------------------
                  The Fixed Income I Fund invests primarily in investment grade fixed-income securities. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-
                  denominated obligations issued in the US by non-US banks and corporations (Yankee
                  Bonds). The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 3.73 years as of December 31,
                  2002, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own expertise in the fixed-income markets.

                  Effect of changing the investment objective
                  -------------------------------------------
                  Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                  Managers believe will provide effective diversification against equities and a stable cash flow. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but current income and the preservation of capital would be the stated
                  investment goals.

                              Current Investment                             Proposed Investment
Proposal  Fund                    Objective                                       Objective
--------  ----                    ---------                                       ---------
  2(i)   Fixed  To provide maximum total return primarily        Seeks to provide current income and capital
         Income through capital appreciation and by              appreciation.
         III    assuming a higher level of volatility than is
                ordinarily expected from broad fixed income
                market portfolios.

                Principal Investment Strategy
                -----------------------------
                The Fixed Income III Fund invests primarily in fixed-income securities. In particular, the
                Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The
                Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). The Fund may invest up to 25%
                of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was
                3.73 years as of December 31, 2002, but may vary up to 25% from the Index's duration. The
                Fund has no restrictions on individual security duration. The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own expertise in the fixed-income markets.

                Effect of changing the investment objective
                -------------------------------------------
                If the proposed investment objective is approved, the Fund would continue to invest pursuant to its principal investment strategy, but current income and capital appreciation, rather than total return, would be the stated investment goals. Also, the investment objective would no longer reference the Fund's level of volatility.

                              Current Investment                             Proposed Investment
Proposal  Fund                    Objective                                       Objective
--------  ----                    ---------                                       ---------
  2(j)   Money  To maximize current income to the extent         Seeks to maximize current income while
         Market consistent with the preservation of capital      preserving capital and liquidity.
                and liquidity, and the maintenance of a stable
                $1.00 per share net asset value, by investing
                in short-term, high-grade money market
                instruments.

                Principal Investment Strategy
                -----------------------------
                The Money Market Fund invests in a portfolio of high quality money market securities maturing within 397 days or less. The Fund principally invests in securities issued or guaranteed by the US government or its agencies or by US and foreign banks, as well as asset-backed securities and short-term debt of US and foreign corporations and trusts. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less. The Money
                Market Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market and credit risks.

                Effect of changing the investment objective
                -------------------------------------------
                Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                Managers believe will maximize current income while preserving capital and liquidity. If the proposed investment objective is approved, the Fund would continue to invest in such securities and would continue to have the same stated investment goal. However, the investment objective would no longer reference the Fund's per share net asset value or investments.

                                 Current Investment                             Proposed Investment
Proposal    Fund                     Objective                                       Objective
--------    ----                     ---------                                       ---------
  2(k)   Diversified To provide income and capital growth by         Seeks to provide long term capital growth.
         Equity      investing principally in equity securities.

                     Principal Investment Strategy
                     -----------------------------
                     The Diversified Equity Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US based. The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times.

                     Effect of changing the investment objective
                     -------------------------------------------
                     Pursuant to its principal investment strategy, the Fund invests in equity securities that its
                     Money Managers believe will provide income and capital growth. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but income would no longer be a stated investment goal.

                                 Current Investment                             Proposed Investment
Proposal    Fund                     Objective                                       Objective
--------    ----                     ---------                                       ---------
  2(l)   Special     To maximize total return primarily through      Seeks to provide long term capital growth.
         Growth      capital appreciation and assuming a higher
                     level of volatility than the Diversified
                     Equity Fund.

                     Principal Investment Strategy
                     -----------------------------
                     The Special Growth Fund invests primarily in common stocks of small and medium capitalization companies, most of which are US based. The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 2000(R) Index. The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value
                     Style and a Market-Oriented Style. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                     Effect of changing the investment objective
                     -------------------------------------------
                     Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                     Managers believe will provide capital appreciation. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth rather than total return would be the stated investment goal. Also, the investment objective of the Fund would no longer reference Diversified Equity Fund.

                                    Current Investment                           Proposed Investment
Proposal     Fund                       Objective                                     Objective
--------     ----                       ---------                                     ---------
  2(m)   Quantitative  To provide a total return greater than the     Seeks to provide long term capital growth.
         Equity        total return of the US stock market (as
                       measured by the Russell 1000 Index over
                       a market cycle of four to six years) while
                       maintaining volatility and diversification
                       similar to the Russell 1000 Index.

                       Principal Investment Strategy
                       -----------------------------
                       The Quantitative Equity Fund invests primarily in common stocks of medium and large capitalization companies which are predominantly US based. The Fund generally pursues a market-oriented style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross section of companies and industries. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Each of the Fund's money managers use quantitative models to rank securities based upon their expected ability to outperform the total return of the Russell 1000(R) Index.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in securities that its
                       Money Managers believe will outperform the Russell 1000(R) Index. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but capital growth would be the stated investment goal. Also, the investment objective of the Fund would no longer reference an index.

                                    Current Investment                           Proposed Investment
Proposal     Fund                       Objective                                     Objective
--------     ----                       ---------                                     ---------
  2(n)   International To provide favorable total return and          Seeks to provide long term capital growth.
         Securities    additional diversification for US investors.

                       Principal Investment Strategy
                       -----------------------------
                       The International Securities Fund invests primarily in equity securities issued by companies domiciled outside the US and in depositary receipts, which represent ownership of securities of non-US companies. The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. The Fund employs a "multi-
                       style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in securities that its
                       Money Managers believe will provide favorable total return and diversification. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but long term capital growth, rather than total return and diversification, would be the stated investment goal.

                                  Current Investment                            Proposed Investment
Proposal    Fund                      Objective                                      Objective
--------    ----                      ---------                                      ---------
  2(o)   Real        To generate a high level of total return         Seeks to provide current income and long
         Estate      through above average current income             term capital growth.
         Securities  while maintaining the potential for capital
                     appreciation.

                     Principal Investment Strategy
                     -----------------------------
                     The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments primarily in equity securities of issuers whose value is derived from development, management and market pricing of underlying real estate properties. The
                     Fund invests primarily in securities of companies known as real estate investment trusts
                     (REITs) that own and/or manage properties. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund invests in companies which are predominantly US based. The Fund employs a "multi-manager" approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

                     Effect of changing the investment objective
                     -------------------------------------------
                     Pursuant to its principal investment strategy, the Fund invests in equity securities that its
                     Money Managers believe will provide favorable total return through above average current income. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but current income and long term capital growth, rather than total return through above average current income, would be the stated
                     investment goals.

                                  Current Investment                            Proposed Investment
Proposal    Fund                      Objective                                      Objective
--------    ----                      ---------                                      ---------
  2(p)   Diversified To provide effective diversification against     Seeks to provide current income and the
         Bond        equities and a stable level of cash flow by      preservation of capital.
                     investing in fixed-income securities.

                     Principal Investment Strategy
                     -----------------------------
                     The Diversified Bond Fund invests primarily in investment grade fixed-income securities.
                     In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations
                     (Yankee Bonds). The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 3.73 years as of
                     December 31, 2002, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own expertise in the fixed-income markets.

                     Effect of changing the investment objective
                     -------------------------------------------
                     Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                     Managers believe will provide effective diversification against equities and a stable cash flow. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but current income and the preservation of capital would be the stated
                     investment goals.

                               Current Investment                           Proposed Investment
Proposal    Fund                   Objective                                     Objective
--------    ----                   ---------                                     ---------
  2(q)   Short Term The preservation of capital and the        Seeks to provide current income and
         Bond       generation of current income consistent    preservation of capital with a focus on short
                    with preservation of capital by investing  duration securities.
                    primarily in fixed-income securities with
                    low-volatility characteristics.

                    Principal Investment Strategy
                    -----------------------------
                    The Short Term Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-
                    denominated obligations issued in the US by non-US banks and corporations (Yankee
                    Bonds). A majority of the Fund's holdings are US dollar denominated. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade.
                    These securities are commonly referred to as "junk bonds." The duration of the Fund's portfolio typically ranges within 15% of the duration of the Merrill Lynch 1-2.99 Years
                    Treasury Index, which was 1.643 years as of December 31, 2002, but may vary up to
                    50% from the Index's duration. The Fund has no restrictions on individual security duration. The Fund invests in securities of issuers in a variety of sectors of the fixed-
                    income market. The Fund employs multiple money managers, each with its own expertise in the fixed-income markets.

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its
                    Money Managers believe will provide preservation of capital and current income. If the proposed investment objective is approved, the Fund would continue to invest in such securities and preservation of capital and current income would continue to be stated
                    investment goals. However, the investment objective would no longer reference investments in fixed-income securities with low-volatility characteristics.


                                   Current Investment                             Proposed Investment
Proposal     Fund                      Objective                                       Objective
--------     ----                      ---------                                       ---------
  2(r)   Multistrategy To provide maximum total return                  Seeks to provide current income and
         Bond          primarily through capital appreciation           capital appreciation.
                       and by assuming a higher level of
                       volatility than is ordinarily expected from
                       broad fixed-income market portfolios.

                       Principal Investment Strategy
                       -----------------------------
                       The Multistrategy Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was
                       3.73 years as of December 31, 2002, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The
                       Fund employs multiple money managers, each with its own expertise in the fixed-
                       income markets.

                       Effect of changing the investment objective
                       -------------------------------------------
                       If the proposed investment objective is approved, the Fund would continue to invest pursuant to its investment strategy, but current income and capital appreciation, rather than total return, would be the stated investment goals. Also, the investment objective would no longer reference the Fund's level of volatility.

                                   Current Investment                             Proposed Investment
Proposal     Fund                      Objective                                       Objective
--------     ----                      ---------                                       ---------
  2(s)   Tax Exempt    To provide a high level of federal tax-          Seeks to provide federal tax-exempt
         Bond          exempt current income by investing               current income consistent with the
                       primarily in a diversified portfolio of          preservation of capital. The Fund will
                       investment grade municipal securities.           invest, under normal circumstances, at
                                                                        least 80% of the value of its assets in
                                                                        investments the income from which is
                                                                        exempt from federal income tax.

                       Principal Investment Strategy
                       -----------------------------
                       The Tax Exempt Bond Fund concentrates it investments in investment-grade municipal debt obligations providing federal tax-exempt interest income. The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman
                       Brothers 1-10 Year Municipal Bond Index, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration. The Fund employs multiple money managers, each with its own expertise in the municipal bond market.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in securities that provide federal-tax exempt current income. If the proposed investment objective is approved, the Fund would continue to invest in such securities, and would continue to have federal-tax exempt current income as a stated investment goal. However, the investment objective would no longer reference the Fund's investments.

                                Current Investment                           Proposed Investment
Proposal    Fund                    Objective                                     Objective
--------    ----                    ---------                                     ---------
  2(t)   U.S.       To provide the maximum current income       Seeks to maximize current income while
         Government that is consistent with the preservation of preserving capital and liquidity.
         Money      capital and liquidity and the maintenance
         Market     of a stable $1.00 per share net asset value
                    by investing exclusively in US
                    government obligations.

                    Principal Investment Strategy
                    -----------------------------
                    The US Government Money Market Fund invests in a portfolio of high quality money market securities issued or guaranteed by the US government or any of its agencies and instrumentalities maturing within 397 days or less. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less. The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market risks.

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its
                    Money Managers believe will maximize current income while preserving capital and liquidity. If the proposed investment objective is approved, the Fund would continue to invest in such securities and would continue to have the same stated investment goal.
                    However, the investment objective would no longer reference the Fund's per share net asset value or investments.

                                Current Investment                           Proposed Investment
Proposal    Fund                    Objective                                     Objective
--------    ----                    ---------                                     ---------
  2(u)   Tax Free   To provide the maximum current income       Seeks to provide federal tax-exempt current
         Money      exempt from federal income tax that is      income consistent with the preservation of
         Market     consistent with the preservation of capital capital and liquidity. The Fund will invest,
                    and liquidity, and the maintenance of a     under normal circumstances, at least 80%
                    $1.00 per share net asset value by          of the value of its assets in investments the
                    investing in short-term municipal           income from which is exempt from federal
                    obligations.                                income tax.

                    Principal Investment Strategy
                    -----------------------------
                    The Tax Free Money Market Fund invests in a portfolio of high quality short-term debt securities maturing in 397 days or less. The dollar-weighted average maturity of the
                    Fund's portfolio is 90 days or less. The Fund exclusively purchases investment-grade municipal debt obligations providing tax-exempt interest income.

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in securities that its
                    Money Managers believe will maximize federal tax-exempt current income consistent with the preservation of capital and liquidity. If the proposed investment objective is approved, the Fund would continue to invest in such securities and would continue to have the same stated investment goal. However, the investment objective would no longer reference the Fund's per share net asset value or investments.

                                   Current Investment                            Proposed Investment
Proposal     Fund                      Objective                                      Objective
--------     ----                      ---------                                      ---------
  2(v)   Tax-Managed   Seeks to achieve high, long-term capital       Seeks to provide long term capital growth
         Global Equity appreciation on an after-tax basis, while      on an after-tax basis.
         Fund          recognizing the possibility of high
                       fluctuations in year-to-year market values.

                       Principal Investment Strategy
                       -----------------------------
                       The Tax-Managed Global Equity Fund is a "fund of funds" and diversifies its assets by investing, at present, in the Class S Shares of several other Frank Russell Investment
                       Company (FRIC) funds (the "Underlying Funds"). The Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds using a tax-efficient strategy. The Fund seeks to achieve its investment objectives while minimizing shareholder tax consequences arising from its portfolio management activities. In its attention to tax consequences of portfolio management, the Fund differs from most other funds-of-funds, which are managed to maximize pre-tax return without regard to whether their portfolio management activities result in taxable distributions to shareholders. The Fund intends to be fully invested at all times. However, the Fund, like all other mutual funds, may maintain liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests). The Fund may invest its liquidity reserves in one or more FRIC money market funds.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in funds that its Money
                       Managers believe will provide long-term capital appreciation on an after-tax basis. If the proposed investment objective is approved, the Fund would continue to invest in such funds, but long term capital growth, rather than long-term capital appreciation, would be the stated investment goal.

                                   Current Investment                            Proposed Investment
Proposal     Fund                      Objective                                      Objective
--------     ----                      ---------                                      ---------
  2(w)   Conservative  Seeks to achieve moderate total rate of        Seeks to provide high current income and
         Strategy Fund return through low capital appreciation        low long term capital appreciation.
                       and reinvestment of a high level of current
                       income.

                       Principal Investment Strategy
                       -----------------------------
                       The Conservative Strategy Fund is a "fund of funds" and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC funds (the
                       "Underlying Funds"). The Fund seeks to achieve its investment objective by investing in different combinations of the Underlying Funds. The Fund intends its strategy of investing in combinations of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. The Fund intends to be fully invested at all times. However, the Fund, like all other mutual funds, may maintain liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests). The Fund may invest its liquidity reserves in one or more FRIC money market funds.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in funds that its Money
                       Managers believe will provide moderate total return through reinvestment of a high level of current income. If the proposed investment objective is approved, the Fund would continue to invest in such funds, but high current income and low long term capital appreciation, rather than total return, would be the stated investment goals.

                                   Current Investment                          Proposed Investment
Proposal     Fund                      Objective                                    Objective
--------     ----                      ---------                                    ---------
  2(x)   Moderate      Seeks to achieve moderate long-term           Seeks to provide high current income and
         Strategy Fund capital appreciation with high current        moderate long term capital appreciation.
                       income, while recognizing the possibility
                       of moderate fluctuations in year-to-year
                       market values.

                       Principal Investment Strategy
                       -----------------------------
                       The Moderate Strategy Fund is a "fund of funds" and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC funds (the "Underlying Funds").
                       The Fund seeks to achieve its investment objective by investing in different combinations of the Underlying Funds. The Fund intends its strategy of investing in combinations of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.
                       The Fund intends to be fully invested at all times. However, the Fund, like all other mutual funds, may maintain liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests). The Fund may invest its liquidity reserves in one or more
                       FRIC money market funds.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in funds that its Money
                       Managers believe will provide moderate long-term capital appreciation and high current income. If the proposed investment objective is approved, the Fund would continue to invest in such funds, and moderate long-term capital appreciation and high current income would continue to be stated investment goals.

                                   Current Investment                          Proposed Investment
Proposal     Fund                      Objective                                    Objective
--------     ----                      ---------                                    ---------
  2(y)   Balanced      Seeks to achieve a moderate level of          Seeks to provide above average capital
         Strategy Fund current income and, over time, above-         appreciation and a moderate level of
                       average capital appreciation with moderate    current income.
                       risk.

                       Principal Investment Strategy
                       -----------------------------
                       The Balanced Strategy Fund is a "fund of funds" and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC funds (the "Underlying Funds").
                       The Fund seeks to achieve its investment objective by investing in different combinations of the Underlying Funds. The Fund intends its strategy of investing in combinations of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.
                       The Fund intends to be fully invested at all times. However, the Fund, like all other mutual funds, may maintain liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests). The Fund may invest its liquidity reserves in one or more
                       FRIC money market funds.

                       Effect of changing the investment objective
                       -------------------------------------------
                       Pursuant to its principal investment strategy, the Fund invests in funds that its Money
                       Managers believe will provide above average capital appreciation and a moderate level of current income. If the proposed investment objective is approved, the Fund would continue to invest in such funds, and above average capital appreciation and a moderate level of current income would continue to be stated investment goals.

                                 Current Investment                            Proposed Investment
Proposal    Fund                     Objective                                      Objective
--------    ----                     ---------                                      ---------
 2(z)    Aggressive Seeks to achieve high, long-term capital         Seeks to provide high long term capital
         Strategy   appreciation with low current income,            appreciation with low current income.
         Fund       while recognizing the possibility of
                    substantial fluctuations in year-to-year
                    market values.

                    Principal Investment Strategy
                    -----------------------------
                    The Aggressive Strategy Fund is a "fund of funds" and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC funds (the "Underlying Funds").
                    The Fund seeks to achieve its investment objective by investing in different combinations of the Underlying Funds. The Fund intends its strategy of investing in combinations of
                    Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. The Fund intends to be fully invested at all times. However, the Fund, like all other mutual funds, may maintain liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests). The
                    Fund may invest its liquidity reserves in one or more FRIC money market funds.

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in funds that its Money
                    Managers believe will provide high, long-term capital appreciation and low current income. If the proposed investment objective is approved, the Fund would continue to invest in such funds, and high, long-term capital appreciation and low current income would continue to be stated investment goals.

                                 Current Investment                            Proposed Investment
Proposal    Fund                     Objective                                      Objective
--------    ----                     ---------                                      ---------
 2(aa)   Equity     Seeks to achieve high, long-term capital         Seeks to provide high long term capital
         Aggressive appreciation, while recognizing the              appreciation.
         Strategy   possibility of high fluctuations in year-to-
         Fund       year market values.

                    Principal Investment Strategy
                    -----------------------------
                    The Equity Aggressive Strategy Fund is a "fund of funds" and diversifies its assets by investing, at present, in the Class S Shares of several other FRIC funds (the "Underlying
                    Funds"). The Fund seeks to achieve its investment objective by investing in different combinations of the Underlying Funds. The Fund intends its strategy of investing in combinations of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. The Fund intends to be fully invested at all times. However, the Fund, like all other mutual funds, may maintain liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests). The Fund may invest its liquidity reserves in one or more FRIC money market funds.

                    Effect of changing the investment objective
                    -------------------------------------------
                    Pursuant to its principal investment strategy, the Fund invests in funds that its Money
                    Managers believe will provide high long-term capital appreciation. If the proposed investment objective is approved, the Fund would continue to invest in such funds, and high long-term capital appreciation would continue to be a stated investment goal.

                       Current Investment                             Proposed Investment
Proposal  Fund             Objective                                       Objective
--------  ----             ---------                                       ---------
 2(bb)   Select To provide capital appreciation.           Seeks to provide long-term capital growth.
         Growth
         Fund

                Principal Investment Strategy
                -----------------------------
                The Select Growth Fund invests primarily in large and medium capitalization stocks with some exposure to small capitalization stocks. The Fund invests in stocks with above average growth rates and favorable earnings momentum. The Fund employs a "multi-manager"
                approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. The Fund intends to be fully invested at all times.

                Effect of changing the investment objective
                -------------------------------------------
                Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                Managers believe will provide capital appreciation. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but long-term capital growth, rather than capital appreciation, would be the stated investment goal.

                       Current Investment                             Proposed Investment
Proposal  Fund             Objective                                       Objective
--------  ----             ---------                                       ---------
 2(cc)   Select To provide capital appreciation.           Seeks to provide long term capital growth.
         Value
         Fund

                Principal Investment Strategy
                -----------------------------
                The Select Value Fund invests primarily in large and medium capitalization stocks with some exposure to small capitalization stocks. The Fund invests in stocks that appear to be undervalued on the basis of earnings, cash flow or private market value. The Fund employs a
                "multi-manager" approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. The Fund intends to be fully invested at all times.

                Effect of changing the investment objective
                -------------------------------------------
                The changes proposed in the investment objective will not affect materially the manner in which the Fund is managed and the Fund's principal investment strategy will not change.
                Pursuant to its principal investment strategy, the Fund invests in securities that its Money
                Managers believe will provide capital appreciation. If the proposed investment objective is approved, the Fund would continue to invest in such securities, but long-term capital growth, rather than capital appreciation, would be the stated investment goal.



   Shareholders of each Fund, other than Russell Multi-Manager Principal Protected Fund, Tax Free Money Market Fund and Tax Exempt Bond Fund, are being asked to approve a reclassification of the Fund's investment objectives from "fundamental" to "non-fundamental" in Proposal 3, described below. If Shareholders approve Proposal 3, each of the amended investment objectives that are approved pursuant to Proposals 2(a) through 2(cc) will be non- fundamental investment objectives, other than the investment objectives of Tax Free Money Market Fund and Tax Exempt Bond Fund, which are not subject to Proposal 3 and so will remain fundamental investment objectives. None of Proposals 2(a) through 2(cc) is contingent upon approval of Proposal 3 by Shareholders of the subject Fund or upon approval of this Proposal 2 by the other Funds. Approval of Proposal 3 by the Shareholders of any Fund is likewise not contingent upon approval of its corresponding Proposal 2.

Required Vote


   The approval of the amended investment objective of each Fund requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on their respective Proposal, as applicable. The investment objective applicable to each Fund will be changed only if approved by the Shareholders of that Fund.

               THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR"
          PROPOSALS 2(a) - 2(cc) AS APPLICABLE. ANY EXECUTED UNMARKED
       PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                  PROPOSAL 3:

               APPROVAL OF A RECLASSIFICATION OF THE INVESTMENT
          OBJECTIVES OF EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL


   For purposes of Proposal 3, references to the words "Fund" or "Funds" apply to all Funds except Russell Multi-Manager Principal Protected Fund, Tax Free Money Market Fund and Tax Exempt Bond Fund.



   The investment objective for each Fund is a "fundamental" investment policy, meaning that it may not be changed without Shareholder approval. The Funds' investment objectives are not required to be fundamental, and FRIMCo has proposed to the Board that the investment objective for each Fund be reclassified from fundamental to non-fundamental. As a non-fundamental investment policy, each investment objective could be changed by the Trustees without Shareholder approval if the Trustees deem the change to be in the best interests of Shareholders. FRIMCo has proposed these changes in order to provide additional flexibility to conduct the investment program of each such Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with arranging for a Shareholder meeting to approve changes in the Fund's investment objective.



   The Board does not expect to use this flexibility frequently. However, the Trustees would be in a position to change the investment objective of any such Fund in circumstances when a change, in the Board's judgment, would be in the best interests of the Fund's Shareholders. Such circumstances would include changes in the securities markets generally that would render achievement of the Fund's then current investment objective more difficult on an ongoing basis or changes with respect to the Fund specifically. If the Board did decide to make such a change in any non-fundamental investment objective, the Fund would provide Shareholders with 60 days' notice before the effective date of such change. If Proposal 3 is approved, Shareholders will no longer have the ability to vote on proposed investment objective changes.


   The current fundamental investment objectives for certain of the Funds, to which Shareholders are being asked to approve changes, are set forth above in Proposals 2(a) through 2(cc).

   If the Shareholders of a Fund approve the proposal to reclassify its investment objective from fundamental to non-fundamental, the Board thereafter would be permitted to change the investment objective for such Fund, if appropriate to do so in its judgment, without the delay and expense of the Fund arranging for Shareholder approval. If these Funds' investment objectives remain fundamental and the Board determined that it was in the best interests of Shareholders to change an investment objective, each such Fund would be required to hold a Shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Shareholders seeking their instructions as to how to vote shares at such meeting. Obtaining Shareholder approval to change the Funds' investment objectives is likely to involve significant delays and costs. The Board has determined that Proposal 3 is in the best interests of the Shareholders of each Fund.


   The table below summarizes the effects of reclassifying each investment objective from fundamental to non-fundamental.

                                                             Non-Fundamental
                                Fundamental Investment         Investment
                                      Objective                 Objective
                               ------------------------  -----------------------
Who must approve changes in a  Board and Shareholders    Board
fundamental investment
objective?

How quickly can a change to    Relatively slowly, since  Relatively quickly,
the investment objective be    a vote of Shareholders    because the change can
made?                          is required               be accomplished by
                                                         action of the Board
                                                         alone, provided that
                                                         Shareholders are
                                                         provided 60 days' prior
                                                         notice that their
                                                         Fund's objective is
                                                         being changed

What is the relative cost to   Costly to change because  Less costly to change
change an investment           a Shareholder vote        because a change can be
objective?                     requires holding a        accomplished by action
                               meeting of Shareholders   of the Board of
                               with additional SEC       Trustees without
                               filing requirements and   Shareholder approval
                               proxy solicitation
                               efforts


   Shareholders of each Fund, other than Russell Multi-Manager Principal Protected Fund, are being asked to approve a change of each Fund's investment objectives in Proposal 2, described above. If Shareholders approve Proposals 2 and 3, each of the amended investment objectives that are approved pursuant to Proposals 2(a) through 2(cc) will be non-fundamental investment objectives, other than the investment objectives of Tax Free Money Market Fund and Tax Exempt Bond Fund, which are not subject to Proposal 3 and so will remain fundamental investment objectives. Proposal 3 is not contingent upon approval of Proposal 2 by Shareholders of the subject Fund or upon approval of this Proposal 3 by the other Funds. Approval of Proposal 2 by the Shareholders of any Fund is likewise not contingent upon approval of its corresponding Proposal 3.



Required Vote


   The approval of the reclassification of the investment objective of each Fund from fundamental to non-fundamental requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on Proposal 3. The investment objective applicable to each Fund will be reclassified only if approved by the Shareholders of that Fund.

          THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
         SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3. ANY EXECUTED UNMARKED
           PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                OTHER BUSINESS

   The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 3, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

                            INFORMATION ABOUT FRIC

Investment Advisor, Administrator and Transfer Agent


   FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent for the Funds. FRIMCo develops the investment program for each of the Funds, selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over certain assets. FRIMCo's mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different Money Managers. A list of the Money Managers and their addresses is provided on page 33 of this proxy statement.


Distributor

   Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of FRIC's shares. The Distributor receives no compensation from FRIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to FRIC's Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Custodian

   FRIC's custodian is State Street Bank and Trust Company and its mailing address is 1776 Heritage Drive, North Quincy, MA 02171.

Independent Auditors

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of FRIC for the fiscal year ending October 31, 2003.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of FRIC's annual financial statements for the fiscal years ended October 31, 2001 and 2002 were $620,257 and $652,771, respectively.

   Audit-Related Fees. PwC billed no aggregate fees for assurance and related services rendered that are reasonably related to the audit of FRIC's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended October 31, 2001 and 2002.

   Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2001 and 2002 were $421,518 and $450,832, respectively.

   All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2001 and 2002 were $0 and

$5,250, respectively. Substantially all of these services were rendered in connection with the issuance of consent letters related to filings by FRIC with the Securities and Exchange Commission.


   The Audit Committee has considered whether the services described above are compatible with PwC's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to FRIMCo, or an affiliate thereof that provides ongoing services to FRIC, is compatible with maintaining PwC's independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to FRIC by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2003 and has also given its general pre-approval ("general pre-approval") for up to a year in advance for the provision by PricewaterhouseCoopers LLP of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to FRIC, FRIMCo and any entity controlling, controlled by, or under common control with FRIMCo that provides ongoing services to FRIC), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee ("specific approval"). In cases where the Audit Committee's pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.


   Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

   The aggregate non-audit fees billed by PwC for services rendered to FRIC and to FRIMCo, or an affiliate thereof that provides ongoing services to FRIC, for the fiscal years ended October 31, 2001 and 2002 were $664,029 and $639,307, respectively.

   Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Massachusetts State Law Considerations

   FRIC is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of FRIC contains an express disclaimer of Shareholder liability for acts or obligations of FRIC and provides for indemnification and reimbursement of expenses out of FRIC's property for any Shareholder held personally liable for the obligations of FRIC. The Master Trust Agreement also provides that FRIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of FRIC, the Shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk that a Shareholder would incur financial loss on account of Shareholder liability also is limited to circumstances in which both inadequate insurance exists and FRIC itself is unable to meet its obligations.

   Under Massachusetts law, FRIC is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by Shareholders under the 1940 Act. In addition, a meeting also may be called by Shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as provided in
Section 16(c) of the 1940 Act. FRIC is holding the Special Meeting because of the items that must be presented for Shareholders' consideration and approval.

           FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


   This Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of FRIC to be held at the offices of FRIC at 909 A Street, Tacoma, Washington 98402, on October 3, 2003, at 10:00 a.m., local time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about July 15, 2003. You may revoke your proxy at any time before it is exercised by signing and forwarding a later-dated proxy card or a later-dated vote via facsimile, telephone or the Internet, or by attending the Special Meeting and casting your votes in person.



   FRIC requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. FRIC may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. FRIC has engaged D.F. King & Co., Inc. to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for an approximate fee, including out-of-pocket expenses, of up to $250,000.


Record Date

   Shareholders of record at the close of business on the Record Date, July 7, 2003, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

Shares Outstanding


   A table on page 58 sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of June, 30, 2003.


Quorum

   The Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such Proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote.


   The costs of any such additional solicitation and of any adjourned session will be borne by FRIC. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted, and will not be voted for or against any adjournment. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on all other Proposals and adjournments. Accordingly, Shareholders are urged to forward their proxy card or voting instructions promptly.


Beneficial Owners


   As of December 31, 2002, the officers and Trustees, including the nominees, of FRIC as a group beneficially owned less than 1% of the shares of each class of each Fund outstanding on such date. As of June 30, 2003, to the best of FRIC's knowledge, no person owned beneficially more than 5% of any class of any Fund, except as set forth on page 37 of this Proxy Statement.


Shareholder Proposals


   FRIC is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to FRIC's offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. An opportunity will be provided at the Special Meeting for Shareholders present in person to present a motion to the Special Meeting. Should any properly presented motion or any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of FRIC.


Annual and Semi-Annual Reports

   The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2002, and the Funds' Semi-Annual Report for the period ended April 30, 2003 have been previously mailed to Shareholders, and are available free of charge. If you have not received one of these Reports for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact FRIC by mailing a request to Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto www.russell.com.

                 LIST OF NAMES AND ADDRESSES OF MONEY MANAGERS


   The following is a list of names and addresses of the Money Managers for each Fund which is not a fund-of-funds. The Money Managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. These Money Managers may also serve as managers or advisers to other investment companies unaffiliated with FRIC, other Funds in FRIC, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

                     Diversified Equity and Equity I Funds

   Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

   Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202.

   MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741.

   Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-3248.

   Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051.

   Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
10019.

   Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

   Westpeak Global Advisors, L.P., 1470 Walnut Street, Boulder, CO 80302.

                    Quantitative Equity and Equity Q Funds

   Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

   Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

   Franklin Portfolio Associates, LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

                          Tax-Managed Large Cap Fund

   J.P. Morgan Investment Management Inc., 522 Fifth Ave., 13th Floor, New York, NY 10036.

                      Special Growth and Equity II Funds

   CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

   David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

   Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

   Goldman Sachs Asset Management, 32 Old Slip, 17th Floor, New York, NY 10005.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

   Roxbury Capital Management, LLC, 100 Wilshire Blvd., Suite 600, Santa Monica, CA 90401.

   Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
10019.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                       Tax-Managed Mid & Small Cap Fund

   Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.

                              Select Growth Fund

   CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

   Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 402, San Mateo, CA 94402.

   Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051.

   TCW Investment Management Co., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

   Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

                               Select Value Fund


   DePrince, Race & Zollo, Inc., 201 South Orange Avenue, Suite 850, Orlando, FL 32801.


   Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880-4704.

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

   Systematic Financial Management, L.P., 300 W. Frank Burr Boulevard, Glenpoint East, 7th Floor, Teaneck, NJ 07666-6703.

                          Real Estate Securities Fund

   AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, Boston, MA 02210-2021.

   INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc., One Lincoln Center, Suite 700, 5400 LBJ Freeway--LB2, Dallas, TX 75240.

   RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago IL 60611.

               International Securities and International Funds

   Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   AQR Capital Management, LLC, 900 Third Avenue, 17th Floor, New York, NY
10022.

   Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

   Capital International, Inc., 11100 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025.

   Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London EC2V 6EE England.

   Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA
02109.

   Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, DE 19801-1165.

   Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

   Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

   The Boston Company Asset Management, LLC, One Boston Place, 14th Floor, Boston, MA 02108-4402.

                             Emerging Markets Fund

   Alliance Capital Management L.P. through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor, Cambridge MA 02138.

   Foreign & Colonial Emerging Markets Limited, Exchange House, Primrose Street, London EC2A 2NY England.

   Genesis Asset Managers Limited, 21 Knightsbridge, London SW1X 7LY England.

   T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD
21202.

                   Diversified Bond and Fixed Income I Funds

   Lincoln Capital Fixed Income Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                 Multistrategy Bond and Fixed Income III Funds

   Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103-7094.

   Morgan Stanley Investments, LP, One Tower Bridge, 100 Front Street, Suite 1100,W. Conshohocken, PA 19428-2899.

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                             Short Term Bond Fund

   BlackRock Financial Management, Inc., 40 East 52nd Street, New York, NY
10022.

   Merganser Capital Management L.P., One Cambridge Center, Suite 402, Cambridge, MA 02142-1611.

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   STW Fixed Income Management, 200 East Carrillo Street, Suite 100, Santa Barbara, CA 93101-2143.

                             Tax Exempt Bond Fund

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

   Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA 02111.

                Russell Multi-Manager Principal Protected Fund

   Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973.

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

   Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee, WI 53051.

                               Money Market Fund

   Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                        US Government Money Market Fund

   Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                          Tax Free Money Market Fund

   Weiss, Peck & Greer, LLC, One New York Plaza, 30th Floor, New York, NY 10004.

                        BENEFICIAL OWNERS OF THE FUNDS





               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Aggressive Strategy Fund--Class A....... BARBARA A KING                                119,082.700  11.73%
                                         1875 HIGHSTED DR
                                         MAPLE PLAIN MN 55359-9716

Aggressive Strategy Fund--Class A....... DOUGLAS A MCDONALD &                           59,944.269   5.90%
                                         MARY B THEISEN TTEES
                                         RAYMOND C MCDONALD JR FUND B
                                         RESIDUAL TR U/A DTD 06/17/87
                                         1579 HAMPTON AVE DEFIANCE OH 43512-3486

Aggressive Strategy Fund--Class C....... NATIONAL FINANCIAL SERVICES CO CUST         2,199,840.261  11.32%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Aggressive Strategy Fund--Class D....... PRINCIPAL FINANCIAL GROUP                  14,456,484.798  74.73%
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH STREET
                                         DES MOINES IA 50392-0004

Aggressive Strategy Fund--Class E....... NATIONAL FINANCIAL SERVICES CO CUST         8,610,422.824  35.87%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Aggressive Strategy Fund--Class E....... THE MANUFACTURERS LIFE INS CO USA           2,277,976.445   9.49%
                                         250 BLOOR ST EAST 7TH FLR
                                         TORONTO ONTARIO CANADA M4W IE5

Aggressive Strategy Fund--Class E....... BOARD OF PENSIONS                           2,057,715.851   8.57%
                                         OF THE CHURCH OF GOD INC TTEES
                                         CHURCH OF GOD PENSION PLAN
                                         ATTN DOUG HAMLIN
                                         PO BOX 2559
                                         ANDERSON IN 46018-2559

Aggressive Strategy Fund--Class E....... CHARLES SCHWAB & CO., INC                   1,808,757.894   7.54%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Aggressive Strategy Fund--Class S....... NATIONAL FINANCIAL SERVICES CO CUST         4,427,281.239  30.63%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Aggressive Strategy Fund--Class S....... CHARLES SCHWAB & CO., INC                   1,037,056.728   7.17%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Balanced Strategy Fund--Class C......... NATIONAL FINANCIAL SERVICES CO CUST         3,308,228.968  10.04%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Balanced Strategy Fund--Class D......... PRINCIPAL FINANCIAL GROUP                  25,674,535.748  78.65%
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH STREET
                                         DES MOINES IA 50392-0004

Balanced Strategy Fund--Class E......... NATIONAL FINANCIAL SERVICES CO CUST        13,145,967.100  32.20%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Balanced Strategy Fund--Class E......... BOARD OF PENSIONS                           5,553,129.457  13.60%
                                         OF THE CHURCH OF GOD INC TTEES
                                         CHURCH OF GOD PENSION PLAN-ANNUITY
                                         ATTN DOUG HAMLIN
                                         PO BOX 2559
                                         ANDERSON IN 46018-2559

Balanced Strategy Fund--Class E......... CHARLES SCHWAB & CO., INC                   4,158,328.727  10.18%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Balanced Strategy Fund--Class E......... DELAWARE CHARTER GUARANTEE & TRUST          2,960,596.368   7.25%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Balanced Strategy Fund--Class E......... THE MANUFACTURERS LIFE INS CO USA           2,460,223.635   6.03%
                                         250 BLOOR ST EAST 7TH FLR
                                         TORONTO ONTARIO CANADA M4W IE5

Balanced Strategy Fund--Class E......... BOARD OF PENSIONS                           2,244,411.029   5.50%
                                         OF THE CHURCH OF GOD INC TTEES
                                         CHURCH OF GOD PENSION PLAN
                                         ATTN DOUG HAMLIN
                                         PO BOX 2559
                                         ANDERSON IN 46018-2559

Balanced Strategy Fund--Class S......... NATIONAL FINANCIAL SERVICES CO CUST         5,167,398.801  21.59%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Balanced Strategy Fund--Class S......... CHARLES SCHWAB & CO., INC.                  2,968,692.146  12.40%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Conservative Strategy Fund--Class A..... ROBERT W BAIRD & CO INC TTEE                   91,786.356  27.06%
                                         FBO EDWARD P MISKA IRA
                                         A/C 5958-3611
                                         745 3RD ST
                                         LAKE OSWEGO OR 97034-2349

Conservative Strategy Fund--Class A..... DEBBIE ANN TUCKER AS TRUSTEE                   71,568.476  21.10%
                                         FOR THE NELL VIAR TRUST DATED 1/26/2001
                                         DEBBIE ANN TUCKER
                                         41 ST AUGUSTINE BEND
                                         SAVANNAH GA 31404-1124

Conservative Strategy Fund--Class A..... ROBERT W BAIRD & CO INC TTEE                   24,331.519   7.17%
                                         FBO JOHN VANDER SANDEN
                                         ROLLOVER IRA
                                         A/C 7292-3861
                                         W1044 LITTLE PIKE ROAD
                                         GLEASON WI 54435-9666

Conservative Strategy Fund--Class A..... ROBERT W BAIRD & CO INC TTEE                   19,783.909   5.83%
                                         FBO MARILYN A DANNYS
                                         ROLLOVER IRA
                                         A/C 2229-2089
                                         307 BALMORAL DR
                                         BARTLETT IL 60103-5169

Conservative Strategy Fund--Class A..... DAVID C PARKS &                                19,639.545   5.79%
                                         DIANA C PARKS
                                         JT TEN WROS
                                         PREP ACCOUNT
                                         1154 VININGS PLACE WAY
                                         MABLETON GA 30126-5671

Conservative Strategy Fund--Class C..... NATIONAL FINANCIAL SERVICES CO CUST           350,594.130   7.52%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Conservative Strategy Fund--Class D..... PRINCIPAL FINANCIAL GROUP                   5,551,125.481  80.80%
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH STREET
                                         DES MOINES IA 50392-0004

Conservative Strategy Fund--Class E..... DELAWARE CHARTER GUARANTEE & TRUST         14,644,677.117  74.69%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Conservative Strategy Fund--Class E..... NATIONAL FINANCIAL SERVICES CO CUST         1,465,584.002   7.47%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Conservative Strategy Fund--Class S..... NATIONAL FINANCIAL SERVICES CO CUST         1,263,305.737  36.12%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Conservative Strategy Fund--Class S..... EMJAYCO                                       269,940.649   7.72%
                                         FBO BAKEMARK INGREDIENTS
                                         401K PLAN #90106
                                         PO BOX 170910
                                         MILWAUKEE WI 53217-0909

Diversified Bond Fund--Class C.......... NATIONAL FINANCIAL SERVICES CO CUST           293,262.237  21.30%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Diversified Bond Fund--Class E.......... NATIONAL FINANCIAL SERVICES CO CUST            94,697.841   7.20%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Diversified Bond Fund--Class S.......... BALANCED STRATEGY FUND                     12,218,390.604  30.85%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Diversified Bond Fund--Class S.......... NATIONAL FINANCIAL SERVICES CO CUST         5,417,890.406  13.68%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Diversified Bond Fund--Class S.......... MODERATE STRATEGY FUND                      3,779,992.532   9.54%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Diversified Bond Fund--Class S.......... CONSERVATIVE STRATEGY FUND                  2,654,652.743   6.70%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Diversified Bond Fund--Class S.......... CITIZENS BANK                               2,145,851.394   5.42%
                                         SAGINAW
                                         ATTN TRUST/INVESTMENT DEPT
                                         101 N WASHINGTON AVE
                                         SAGINAW MI 48607-1206

Diversified Equity Fund--Class C........ NATIONAL FINANCIAL SERVICES CO CUST           223,296.911  15.07%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Diversified Equity Fund--Class E........ NATIONAL FINANCIAL SERVICES CO CUST           113,843.656  13.48%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                              Beneficial Owner                 Shares     Percent
               ---------                              ----------------                 ------     -------
Diversified Equity Fund--Class E........ PEERLESS BEVERAGE COMPANY                     67,387.861   7.98%
                                         401K PROFIT SHARING PLAN
                                         1000 FLORAL AVE
                                         UNION NJ 07083-7759

Diversified Equity Fund--Class S........ BALANCED STRATEGY FUND                     5,580,630.189  15.80%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Diversified Equity Fund--Class S........ NATIONAL FINANCIAL SERVICES CO CUST        5,366,438.793  15.19%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Diversified Equity Fund--Class S........ AGGRESSIVE STRATEGY FUND                   3,989,612.621  11.29%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Diversified Equity Fund--Class S........ EQUITY AGGRESSIVE STRATEGY FUND            3,178,431.279   9.00%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Emerging Markets Fund--Class C.......... NATIONAL FINANCIAL SERVICES CO CUST          159,061.000  16.85%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Emerging Markets Fund--Class E.......... NATIONAL FINANCIAL SERVICES CO CUST          274,048.690  29.61%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Emerging Markets Fund--Class E.......... IDAHO TRUST NATIONAL BANK                     90,309.851   9.76%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Emerging Markets Fund--Class S.......... NATIONAL FINANCIAL SERVICES CO CUST        9,777,149.710  26.34%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Emerging Markets Fund--Class S.......... BALANCED STRATEGY FUND                     4,064,903.752  10.95%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Emerging Markets Fund--Class S.......... AGGRESSIVE STRATEGY FUND                   3,723,780.159  10.03%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

                 Fund Name                                 Beneficial Owner                 Shares     Percent
                 ---------                                 ----------------                 ------     -------
Emerging Markets Fund--Class S............... EQUITY AGGRESSIVE STRATEGY FUND            2,061,178.103   5.55%
                                              C/O FRANK RUSSELL INVESTMENT CO.
                                              PO BOX 1616
                                              TACOMA WA 98401-1616

Equity Aggressive Strategy Fund--Class A..... CLIFFORD G ADAMS TTEE                         10,366.461   7.53%
                                              UNIVERSAL BENEFITS GROUP
                                              UAD 12/29/92
                                              2701 TROY CENTER DR STE 300
                                              TROY MI 48084-4741

Equity Aggressive Strategy Fund--Class A..... ROBERT W BAIRD & CO INC TTEE                   9,833.291   7.14%
                                              FBO FRANK S BRISBOIS IRA
                                              A/C 1781-5051
                                              39833 N LONG DRIVE
                                              ANTIOCH IL 60002-2347

Equity Aggressive Strategy Fund--Class A..... MICHAEL D LAWSON                               6,924.379   5.03%
                                              25137 VERMETTE ROAD
                                              PLAINFIELD IL 60544-7733

Equity Aggressive Strategy Fund--Class C..... NATIONAL FINANCIAL SERVICES CO CUST          857,375.356   8.98%
                                              FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                              ONE WORLD FINANCIAL CENTER
                                              ATTN MUTUAL FUNDS DEPT 5TH FLR
                                              200 LIBERTY ST
                                              NEW YORK NY 10281-1003

Equity Aggressive Strategy Fund--Class D..... PRINCIPAL FINANCIAL GROUP                  6,336,546.941  52.19%
                                              ATTN RIS NPIO TRADE DESK
                                              711 HIGH STREET
                                              DES MOINES IA 50392-0004

Equity Aggressive Strategy Fund--Class D..... MITRA & CO                                 1,932,266.273  15.91%
                                              ATTN EXP
                                              1000 N WATER ST TR 14
                                              MILWAUKEE WI 53202-6648

Equity Aggressive Strategy Fund--Class E..... NATIONAL FINANCIAL SERVICES CO CUST        9,463,207.762  51.89%
                                              FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                              ONE WORLD FINANCIAL CENTER
                                              ATTN MUTUAL FUNDS DEPT 5TH FLR
                                              200 LIBERTY ST
                                              NEW YORK NY 10281-1003

Equity Aggressive Strategy Fund--Class E..... BOARD OF PENSIONS                          2,344,669.880  12.86%
                                              OF THE CHURCH OF GOD INC TTEES
                                              CHURCH OF GOD PENSION PLAN
                                              ATTN DOUG HAMLIN
                                              PO BOX 2559
                                              ANDERSON IN 46018-2559

Equity Aggressive Strategy Fund--Class E..... CHARLES SCHWAB & CO., INC                  1,691,971.695   9.28%
                                              SPECIAL CUSTODY ACCOUNT FOR THE
                                              EXCLUSIVE BENEFIT OF CUSTOMERS
                                              ATTN: MUTUAL FUNDS
                                              101 MONTGOMERY STREET
                                              SAN FRANCISCO CA 94104-4122

Equity Aggressive Strategy Fund--Class S..... NATIONAL FINANCIAL SERVICES CO CUST        2,463,719.413  29.06%
                                              FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                              ONE WORLD FINANCIAL CENTER
                                              ATTN MUTUAL FUNDS DEPT 5TH FLR
                                              200 LIBERTY ST
                                              NEW YORK NY 10281-1003

                 Fund Name                                 Beneficial Owner                  Shares     Percent
                 ---------                                 ----------------                  ------     -------
Equity Aggressive Strategy Fund--Class S..... EMJAYCO                                       530,608.692   6.26%
                                              FBO BAKEMARK INGREDIENTS
                                              401K PLAN #90106
                                              PO BOX 170910
                                              MILWAUKEE WI 53217-0909

Equity Aggressive Strategy Fund--Class S..... CHARLES SCHWAB & CO., INC                     427,729.014   5.05%
                                              SPECIAL CUSTODY ACCOUNT FOR THE
                                              EXCLUSIVE BENEFIT OF CUSTOMERS
                                              ATTN: MUTUAL FUNDS
                                              101 MONTGOMERY STREET
                                              SAN FRANCISCO CA 94104-4122

Equity I Fund--Class E....................... NATIONAL FINANCIAL SERVICES CO CUST           393,786.804  35.27%
                                              FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                              ONE WORLD FINANCIAL CENTER
                                              ATTN MUTUAL FUNDS DEPT 5TH FLR
                                              200 LIBERTY ST
                                              NEW YORK NY 10281-1003

Equity I Fund--Class E....................... IDAHO TRUST NATIONAL BANK                     156,817.566  14.04%
                                              608 NORTHWEST BLVD SUITE 300
                                              COEUR D ALENE ID 83814-2174

Equity I Fund--Class E....................... FM CO                                         100,604.974   9.01%
                                              HUNTINGTON NATIONAL BANK
                                              7 EASTON OVAL EA4E70
                                              COLUMBUS OH 43219-6010

Equity I Fund--Class E....................... INDIANA TRUST & INVESTMENT MANAGEMENT          66,867.990   5.99%
                                              F.B.O. LAIDIG INC.
                                              EMPLOYEES RETIREMENT PLAN
                                              3930 EDISON LAKES PARKWAY
                                              SUITE 25
                                              MISHAWAKA IN 46545-3443

Equity I Fund--Class E....................... SECURITY TRUST CO TTEE                         63,487.378   5.69%
                                              KARR TUTTLE CAMPBELL
                                              RETIREMENT SAVINGS PLAN
                                              2390 E CAMELBACK RD STE 240
                                              PHOENIX AZ 85016-3474

Equity I Fund--Class E....................... DELAWARE CHARTER GUARANTEE & TRUST             62,128.641   5.56%
                                              FBO PRINCIPAL FINANCIAL GROUP
                                              ATTN RIS NPIO TRADE DESK
                                              711 HIGH ST
                                              DES MOINES IA 50392-0001

Equity I Fund--Class E....................... IDAHO TRUST NATIONAL BANK                      57,592.593   5.16%
                                              608 NORTHWEST BLVD SUITE 300
                                              COEUR D ALENE ID 83814-2174

Equity I Fund--Class I....................... NATIONAL FINANCIAL SERVICES CO CUST        10,632,116.983  46.40%
                                              FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                              ONE WORLD FINANCIAL CENTER
                                              ATTN MUTUAL FUNDS DEPT 5TH FLR
                                              200 LIBERTY ST
                                              NEW YORK NY 10281-1003

Equity I Fund--Class Y....................... NATIVE HAWAIIAN TRUST FUND                  1,235,458.986  41.70%
                                              771 KAPIOLANI BLVD STE 500
                                              HONOLULU HI 96813-5211

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Equity I Fund--Class Y.................. LIONS CLUB INTERNATIONAL FOUNDATION           718,813.727  24.26%
                                         PETER LYNCH
                                         300 W 22ND ST
                                         OAK BROOK IL 60523-8806

Equity I Fund--Class Y.................. NEW YORK BOTANICAL GARDEN                     549,001.460  18.53%
                                         POOLED ENDOWMENT
                                         200TH STREET AND KAZIMIROFF BLVD
                                         BRONX NY 10458

Equity I Fund--Class Y.................. NEW YORK BOTANICAL GARDEN--UNA2               163,806.086   5.53%
                                         200TH STREET AND KAZIMIROFF BLVD
                                         BRONX NY 10458

Equity I Fund--Class Y.................. NEW YORK BOTANICAL GARDEN--UNA1               153,101.429   5.17%
                                         200TH STREET AND KAZIMIROFF BLVD
                                         BRONX NY 10458

Equity II Fund--Class E................. NATIONAL FINANCIAL SERVICES CO CUST           363,948.674  28.71%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Equity II Fund--Class E................. DELAWARE CHARTER GUARANTEE & TRUST            248,837.329  19.63%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Equity II Fund--Class E................. FM CO                                         141,746.349  11.18%
                                         HUNTINGTON NATIONAL BANK
                                         7 EASTON OVAL EA4E70
                                         COLUMBUS OH 43219-6010

Equity II Fund--Class I................. NATIONAL FINANCIAL SERVICES CO CUST        10,015,858.037  57.73%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Equity II Fund--Class Y................. DANIELS FUND                                2,260,192.576  39.87%
                                         55 MADISON ST STE 255
                                         DENVER CO 80206-5420

Equity II Fund--Class Y................. MARGUERITE CASEY FOUNDATION                   939,508.116  16.57%
                                         909 A ST
                                         TACOMA WA 98402-5111

Equity II Fund--Class Y................. NATIVE HAWAIIAN TRUST FUND                    772,873.166  13.63%
                                         771 KAPIOLANI BLVD STE 500
                                         HONOLULU HI 96813-5211

Equity II Fund--Class Y................. ALCOA FOUNDATION                              670,981.217  11.84%
                                         201 ISABELLA ST
                                         PITTSBURGH PA 15212-5858

Equity II Fund--Class Y................. LIONS CLUB INTERNATIONAL FOUNDATION           327,690.479   5.78%
                                         PETER LYNCH
                                         300 W 22ND ST
                                         OAK BROOK IL 60523-8806

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Equity II Fund--Class Y................. STATE STREET BANK & TRUST CO TTEE             319,889.471   5.64%
                                         PG & E POST RETMNT MEDICAL PL TRUST
                                         NON-MANAGEMENT EMPLOYEES & RETIREES
                                         ATTN: LUKE MCCABE
                                         PO BOX 1992
                                         BOSTON MA 02105-1992

Equity Q Fund--Class E.................. DELAWARE CHARTER GUARANTEE & TRUST            348,504.083  28.48%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Equity Q Fund--Class E.................. NATIONAL FINANCIAL SERVICES CO CUST           252,989.689  20.67%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Equity Q Fund--Class E.................. IDAHO TRUST NATIONAL BANK                     135,749.338  11.09%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Equity Q Fund--Class E.................. SECURITY TRUST CO TTEE                         77,067.640   6.30%
                                         KARR TUTTLE CAMPBELL
                                         RETIREMENT SAVINGS PLAN
                                         2390 E CAMELBACK RD STE 240
                                         PHOENIX AZ 85016-3474

Equity Q Fund--Class I.................. NATIONAL FINANCIAL SERVICES CO CUST        14,553,697.023  52.36%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Equity Q Fund--Class I.................. CHARLES SCHWAB & CO., INC                   1,570,755.015   5.65%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Equity Q Fund--Class Y.................. DANIELS FUND                               14,851,662.998  63.83%
                                         55 MADISON ST STE 255
                                         DENVER CO 80206-5420

Fixed Income I Fund--Class E............ NATIONAL FINANCIAL SERVICES CO CUST           505,997.460  41.81%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Fixed Income I Fund--Class E............ FM CO                                         245,857.499  20.31%
                                         HUNTINGTON NATIONAL BANK
                                         7 EASTON OVAL EA4E70
                                         COLUMBUS OH 43219-6010

Fixed Income I Fund--Class E............ INVESCO TRUST CO TTEE                         133,371.250  11.02%
                                         FBO NORWOOD CLINIC 401K PSP
                                         PO BOX 105779
                                         ATLANTA GA 30348-5779

               Fund Name                              Beneficial Owner                 Shares     Percent
               ---------                              ----------------                 ------     -------
Fixed Income I Fund--Class E............ SECURITY TRUST CO TTEE                       104,391.319   8.63%
                                         KARR TUTTLE CAMPBELL
                                         RETIREMENT SAVINGS PLAN
                                         2390 E CAMELBACK RD STE 240
                                         PHOENIX AZ 85016-3474

Fixed Income I Fund--Class E............ IDAHO TRUST NATIONAL BANK                     75,696.544   6.25%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Fixed Income I Fund--Class I............ NATIONAL FINANCIAL SERVICES CO CUST        8,974,303.733  29.53%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Fixed Income I Fund--Class I............ AG FINANCIAL SERVICES GROUP                5,010,310.251  16.49%
                                         SELECT RETIREMENT PLAN 403(B)
                                         STRATEGY A
                                         1661 N BOONVILLE AVE
                                         SPRINGFIELD MO 65803-2751

Fixed Income I Fund--Class Y............ DANIELS FUND                               8,382,908.491  31.11%
                                         55 MADISON ST STE 255
                                         DENVER CO 80206-5420

Fixed Income I Fund--Class Y............ MARGUERITE CASEY FOUNDATION                5,789,427.858  21.48%
                                         909 A ST
                                         TACOMA WA 98402-5111

Fixed Income I Fund--Class Y............ NATIVE HAWAIIAN TRUST FUND                 2,069,483.521   7.68%
                                         771 KAPIOLANI BLVD STE 500
                                         HONOLULU HI 96813-5211

Fixed Income I Fund--Class Y............ LIONS CLUB INTERNATIONAL FOUNDATION        1,533,933.023   5.69%
                                         PETER LYNCH
                                         300 W 22ND ST
                                         OAK BROOK IL 60523-8806

Fixed Income III Fund--Class E.......... INVESCO TRUST CO TTEE                        155,278.415  27.63%
                                         FBO NORWOOD CLINIC 401K PSP
                                         PO BOX 105779
                                         ATLANTA GA 30348-5779

Fixed Income III Fund--Class E.......... NATIONAL FINANCIAL SERVICES CO CUST          122,273.892  21.76%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Fixed Income III Fund--Class E.......... IDAHO TRUST NATIONAL BANK                    101,499.056  18.06%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Fixed Income III Fund--Class E.......... PERSHING LLC                                  76,678.654  13.64%
                                         P.O. BOX 2052
                                         JERSEY CITY NJ 07303-2052

Fixed Income III Fund--Class E.......... IDAHO TRUST NATIONAL BANK                     74,722.947  13.30%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Fixed Income III Fund--Class E.......... CIRCLE TRUST COMPANY CUST FOR                  29,720.290   5.29%
                                         MIDWEST LABORATORIES INC PSP
                                         METRO CENTER
                                         ONE STATION PLACE
                                         STAMFORD CT 06902-6800

Fixed Income III Fund--Class I.......... NATIONAL FINANCIAL SERVICES CO CUST        16,337,767.122  59.67%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

International Fund--Class E............. NATIONAL FINANCIAL SERVICES CO CUST           276,165.215  40.73%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

International Fund--Class E............. IDAHO TRUST NATIONAL BANK                     113,010.215  16.67%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

International Fund--Class E............. DELAWARE CHARTER GUARANTEE & TRUST             73,746.321  10.88%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

International Fund--Class E............. INDIANA TRUST & INVESTMENT MANAGEMENT          45,052.837   6.65%
                                         F.B.O. LAIDIG INC.
                                         EMPLOYEES RETIREMENT PLAN
                                         3930 EDISON LAKES PARKWAY
                                         SUITE 25
                                         MISHAWAKA IN 46545-3443

International Fund--Class I............. NATIONAL FINANCIAL SERVICES CO CUST         8,858,382.385  45.87%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

International Fund--Class I............. INDIANA TRUST 5                             1,369,317.371   7.09%
                                         INDIANA TRUST & INVESTMENT
                                         MANAGEMENT COMPANY
                                         P.O. BOX 5149
                                         MISHAWAKA IN 46546-5149

International Fund--Class Y............. FRANK RUSSELL TRUST COMPANY IM              7,431,326.188  44.38%
                                         UNDER THE CASEY FAMILY PROGRAMS
                                         RUSSELL INVEST GRP CLNT SRVC CNTR
                                         909 A ST 7TH FLOOR
                                         TACOMA WA 98402-5120

International Fund--Class Y............. DANIELS FUND                                3,558,318.282  21.25%
                                         55 MADISON ST STE 255
                                         DENVER CO 80206-5420

International Fund--Class Y............. MARGUERITE CASEY FOUNDATION                 3,196,855.863  19.09%
                                         909 A ST
                                         TACOMA WA 98402-5111

               Fund Name                              Beneficial Owner                 Shares     Percent
               ---------                              ----------------                 ------     -------
International Fund--Class Y............. SUNTRUST BANK INC CUSTODIAN                1,167,285.633   6.97%
                                         FOR SCI CORPORATION
                                         PO BOX 105870
                                         ATLANTA GA 30348-5870 0
                                         00 RA

International Securities Fund--Class C.. NATIONAL FINANCIAL SERVICES CO CUST          125,990.760  15.89%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

International Securities Fund--Class E.. NATIONAL FINANCIAL SERVICES CO CUST           57,901.557  11.66%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

International Securities Fund--Class S.. BALANCED STRATEGY FUND                     3,816,245.042  17.06%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

International Securities Fund--Class S.. NATIONAL FINANCIAL SERVICES CO CUST        3,701,931.110  16.55%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

International Securities Fund--Class S.. AGGRESSIVE STRATEGY FUND                   2,822,259.279  12.62%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

International Securities Fund--Class S.. EQUITY AGGRESSIVE STRATEGY FUND            1,659,598.562   7.42%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Moderate Strategy Fund--Class A......... ROBERT W BAIRD & CO INC TTEE                 202,593.730  27.05%
                                         FBO DAN LAW
                                         ROLLOVER IRA
                                         A/C 5078-5712
                                         4521 8TH
                                         LUBBOCK TX 79416-4702

Moderate Strategy Fund--Class A......... ROBERT W BAIRD & CO INC TTEE                  71,774.844   9.58%
                                         FBO LINDA PATCH IRA
                                         A/C 6597-1366
                                         334 COLTS NECK ROAD
                                         FARMINGDALE NJ 07727-3642

Moderate Strategy Fund--Class A......... ROBERT W BAIRD & CO INC TTEE                  56,701.031   7.57%
                                         FBO GENE M SHERIFF
                                         ROLLOVER IRA
                                         A/C 7673-5944
                                         2269 DR JONES ROAD
                                         WESTMINSTER SC 29693-5241

               Fund Name                              Beneficial Owner                 Shares     Percent
               ---------                              ----------------                 ------     -------
Moderate Strategy Fund--Class A......... ROBERT W BAIRD & CO INC TTEE                  51,574.868   6.89%
                                         FBO GARY C KENT ROLLOVER IRA
                                         A/C 4697-9088
                                         15 COTTONWOOD LN
                                         PITTSFORD NY 14534-3407

Moderate Strategy Fund--Class A......... DAVID S PARSON &                              43,661.396   5.83%
                                         K SONJA PARSON
                                         JT TEN WROS
                                         10118 NORTH ROAD
                                         LEAVENWORTH WA 98826-9517

Moderate Strategy Fund--Class A......... KELLEY M CARVER                               40,941.658   5.47%
                                         2817 BLUFFS COURT
                                         MCKINNEY TX 75071-2633

Moderate Strategy Fund--Class C......... NATIONAL FINANCIAL SERVICES CO CUST          560,743.823   7.40%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Moderate Strategy Fund--Class D......... PRINCIPAL FINANCIAL GROUP                  9,113,826.172  81.46%
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH STREET
                                         DESMOINES IA 50392-0004

Moderate Strategy Fund--Class E......... NATIONAL FINANCIAL SERVICES CO CUST        2,632,513.254  28.28%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Moderate Strategy Fund--Class E......... THE MANUFACTURERS LIFE INS CO USA            881,548.690   9.47%
                                         250 BLOOR ST EAST 7TH FLR
                                         TORONTO ONTARIO CANADA M4W IE5

Moderate Strategy Fund--Class E......... CHARLES SCHWAB & CO., INC                    710,060.006   7.63%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Moderate Strategy Fund--Class E......... DELAWARE CHARTER GUARANTEE & TRUST           661,326.366   7.10%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Moderate Strategy Fund--Class E......... BOARD OF PENSIONS                            648,794.580   6.97%
                                         OF THE CHURCH OF GOD INC TTEES
                                         CHURCH OF GOD PENSION PLAN
                                         ATTN DOUG HAMLIN
                                         PO BOX 2559
                                         ANDERSON IN 46018-2559

Moderate Strategy Fund--Class S......... NATIONAL FINANCIAL SERVICES CO CUST        1,296,322.813  19.42%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                              Beneficial Owner                  Shares      Percent
               ---------                              ----------------                  ------      -------
Moderate Strategy Fund--Class S......... CHARLES SCHWAB & CO., INC                      416,749.106   6.24%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Money Market Fund--Class A.............. ROBERT W BAIRD & CO INC TTEE                   200,074.790  47.63%
                                         FBO SHIRLEY A ODENWALDER IRA
                                         A/C 6408-5404
                                         143 EGLOFF CIRCLE
                                         FOLSOM CA 95630-6617

Money Market Fund--Class A.............. ROBERT G DAVIS                                 183,746.970  43.74%
                                         A SOLE PROPRIETORSHIP
                                         PO BOX 5384
                                         CHARLOTTESVILLE VA 22905-5384

Money Market Fund--Class A.............. ATTN MUTUAL FUNDS                               28,250.550   6.72%
                                         FISERV SECURITIES INC
                                         FAO 58613065
                                         ONE COMMERCE SQUARE
                                         2005 MARKET STREET SUITE 1200
                                         PHILADELPHIA PA 19103-7008

Money Market Fund--Class S.............. DEUTSCHE BANK                              300,000,000.000  16.42%
                                         FBO FRIC FUNDS
                                         C/O DEUTSCHE BANK
                                         130 LIBERTY ST # 3505
                                         NEW YORK NY 10006-1105

Money Market Fund--Class S.............. NATIONAL FINANCIAL SERVICES CO CUST        173,271,050.444   9.49%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Multistrategy Bond Fund--Class C........ NATIONAL FINANCIAL SERVICES CO CUST            698,812.437  22.67%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Multistrategy Bond Fund--Class E........ NATIONAL FINANCIAL SERVICES CO CUST            251,441.982  18.53%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Multistrategy Bond Fund--Class S........ BALANCED STRATEGY FUND                      17,941,163.362  27.22%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Multistrategy Bond Fund--Class S........ NATIONAL FINANCIAL SERVICES CO CUST         13,628,001.475  20.68%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Multistrategy Bond Fund--Class S........ AGGRESSIVE STRATEGY FUND                   11,063,038.058  16.79%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Quantitative Equity Fund--Class C....... NATIONAL FINANCIAL SERVICES CO CUST           234,240.608  13.87%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Quantitative Equity Fund--Class E....... NATIONAL FINANCIAL SERVICES CO CUST           157,408.909  14.33%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Quantitative Equity Fund--Class E....... DELAWARE CHARTER GUARANTEE & TRUST             78,121.374   7.11%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Quantitative Equity Fund--Class S....... NATIONAL FINANCIAL SERVICES CO CUST         7,480,680.909  17.19%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Quantitative Equity Fund--Class S....... BALANCED STRATEGY FUND                      6,300,739.298  14.48%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Quantitative Equity Fund--Class S....... AGGRESSIVE STRATEGY FUND                    4,505,799.360  10.35%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Quantitative Equity Fund--Class S....... EQUITY AGGRESSIVE STRATEGY FUND             3,590,285.273   8.25%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Real Estate Securities Fund--Class C.... NATIONAL FINANCIAL SERVICES CO CUST            89,482.596  11.35%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Real Estate Securities Fund--Class E.... NATIONAL FINANCIAL SERVICES CO CUST           124,669.834  30.08%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Real Estate Securities Fund--Class E.... FM CO                                          32,094.251   7.74%
                                         HUNTINGTON NATIONAL BANK
                                         7 EASTON OVAL EA4E70
                                         COLUMBUS OH 43219-6010

               Fund Name                              Beneficial Owner                 Shares     Percent
               ---------                              ----------------                 ------     -------
Real Estate Securities Fund--Class S.... NATIONAL FINANCIAL SERVICES CO CUST        5,859,916.965  25.79%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Real Estate Securities Fund--Class S.... BALANCED STRATEGY FUND                     1,911,518.104   8.41%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Russell Multi-Manager Principal
 Protected Fund--Class A................ CITIGROUP GLOBAL MARKETS INC.                 68,660.283  16.34%
                                         00157103638 333
                                         WEST 34TH ST--3RD FLOOR
                                         NEW YORK NY 10001-2402

Select Growth Fund--Class C............. THE NORTHWESTERN MUTUAL LIFE INS CO          120,000.000  39.09%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Growth Fund--Class C............. KATHLEEN A BOYADJIAN                          18,373.064   5.98%
                                         1968 VINEWOOD
                                         LA VERNE CA 91750-2141

Select Growth Fund--Class E............. NATIONAL FINANCIAL SERVICES CO CUST          261,129.234  50.08%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Select Growth Fund--Class E............. THE NORTHWESTERN MUTUAL LIFE INS CO          180,000.000  34.52%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Growth Fund--Class E............. CHASE MANHATTAN BANK NA                       58,905.547  11.30%
                                         F.B.O. THE ROOT THRIFT PLUS PLAN
                                         (401(K) PLAN)
                                         ONE CHASE SQUARE
                                         ROCHESTER NY 14643-0002

Select Growth Fund--Class I............. THE NORTHWESTERN MUTUAL LIFE INS CO        2,850,000.000  70.10%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Growth Fund--Class I............. NATIONAL FINANCIAL SERVICES CO CUST        1,028,595.130  25.30%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Select Growth Fund--Class S............. THE NORTHWESTERN MUTUAL LIFE INS CO        2,850,000.000  57.74%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Growth Fund--Class S............. NATIONAL FINANCIAL SERVICES CO CUST        1,478,677.091  29.96%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                              Beneficial Owner                 Shares     Percent
               ---------                              ----------------                 ------     -------
Select Value Fund--Class C.............. THE NORTHWESTERN MUTUAL LIFE INS CO          100,396.678  32.42%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Value Fund--Class E.............. NATIONAL FINANCIAL SERVICES CO CUST          217,733.359  48.45%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Select Value Fund--Class E.............. THE NORTHWESTERN MUTUAL LIFE INS CO          152,383.779  33.91%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Value Fund--Class E.............. CHASE MANHATTAN BANK NA                       47,331.238  10.53%
                                         F.B.O. THE ROOT THRIFT PLUS PLAN
                                         (401(K) PLAN)
                                         ONE CHASE SQUARE
                                         ROCHESTER NY 14643-0002

Select Value Fund--Class E.............. IDAHO TRUST NATIONAL BANK                     25,224.444   5.61%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Select Value Fund--Class I.............. THE NORTHWESTERN MUTUAL LIFE INS CO        2,431,578.471  68.39%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Value Fund--Class I.............. NATIONAL FINANCIAL SERVICES CO CUST          721,504.782  20.29%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Select Value Fund--Class I.............. CHARLES SCHWAB & CO., INC                    191,028.584   5.37%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Select Value Fund--Class S.............. THE NORTHWESTERN MUTUAL LIFE INS CO        2,429,264.881  57.31%
                                         720 E WISCONSIN AVE
                                         ATTN: NANCE SARVER
                                         MILWAUKEE WI 53202-4703

Select Value Fund--Class S.............. NATIONAL FINANCIAL SERVICES CO CUST        1,352,663.099  31.91%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Short Term Bond Fund--Class C........... NATIONAL FINANCIAL SERVICES CO CUST          324,807.967  16.89%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Short Term Bond Fund--Class E........... NATIONAL FINANCIAL SERVICES CO CUST           249,963.271  26.16%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Short Term Bond Fund--Class E........... IDAHO TRUST NATIONAL BANK                     112,795.448  11.81%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Short Term Bond Fund--Class E........... IDAHO TRUST NATIONAL BANK                      65,168.218   6.82%
                                         608 NORTHWEST BLVD SUITE 300
                                         COEUR D ALENE ID 83814-2174

Short Term Bond Fund--Class S........... CONSERVATIVE STRATEGY FUND                 11,249,866.085  24.85%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Short Term Bond Fund--Class S........... NATIONAL FINANCIAL SERVICES CO CUST        11,215,362.705  24.77%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Short Term Bond Fund--Class S........... MODERATE STRATEGY FUND                      5,873,496.823  12.97%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Special Growth Fund--Class C............ NATIONAL FINANCIAL SERVICES CO CUST            76,478.733  11.19%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Special Growth Fund--Class E............ NATIONAL FINANCIAL SERVICES CO CUST            67,370.559  18.58%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Special Growth Fund--Class E............ DELAWARE CHARTER GUARANTEE & TRUST             45,761.830  12.62%
                                         FBO PRINCIPAL FINANCIAL GROUP
                                         ATTN RIS NPIO TRADE DESK
                                         711 HIGH ST
                                         DES MOINES IA 50392-0001

Special Growth Fund--Class S............ NATIONAL FINANCIAL SERVICES CO CUST         3,375,159.001  23.22%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Special Growth Fund--Class S............ AGGRESSIVE STRATEGY FUND                    1,702,877.997  11.72%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Special Growth Fund--Class S............ BALANCED STRATEGY FUND                      1,419,276.768   9.77%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Special Growth Fund--Class S............ EQUITY AGGRESSIVE STRATEGY FUND               867,435.215   5.97%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

Tax Exempt Bond Fund--Class E........... NATIONAL FINANCIAL SERVICES CO CUST            37,566.694  17.51%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Tax Exempt Bond Fund--Class E........... SHINTECH INC EMPLOYEE BENEFIT TRUST            25,910.456  12.07%
                                         RICHARD MASON TTEE
                                         WESLAYAN TOWER STE 811
                                         24 GREENWAY PLAZA
                                         HOUSTON TX 77046-2401

Tax Exempt Bond Fund--Class E........... LIP HOLDING INC                                11,499.581   5.36%
                                         STE 900
                                         300 DELAWARE AVE
                                         WILMINGTON DE 19801-1671

Tax Exempt Bond Fund--Class S........... NATIONAL FINANCIAL SERVICES CO CUST         3,656,049.002  56.95%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Tax Exempt Bond Fund--Class S........... CHARLES SCHWAB & CO., INC                     463,045.729   7.21%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Tax Free Money Market Fund--Class S..... NATIONAL FINANCIAL SERVICES CO CUST        57,598,797.197  42.03%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Tax Free Money Market Fund--Class S..... CITIZENS BANK                              50,634,278.480  36.95%
                                         SAGINAW
                                         ATTN TRUST/INVESTMENT DEPT
                                         101 N WASHINGTON AVE
                                         SAGINAW MI 48607-1206

Tax Free Money Market Fund--Class S..... NIAGARA MOHAWK POWER CORPORATION            8,474,302.480   6.18%
                                         ATTN: RONALD A. UNGERER
                                         300 ERIE BLVD. WEST
                                         SYRACUSE NY 13202-4250

Tax-Managed Global Equity Fund--Class S. NATIONAL FINANCIAL SERVICES CO CUST         1,007,293.562  22.90%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

               Fund Name                          Beneficial Owner              Shares     Percent
               ---------                          ----------------              ------     -------
Tax-Managed Global Equity Fund--Class S. A G EDWARDS & SONS INC FBO            385,939.509   8.78%
                                         ROBERT R THOMAS
                                         & JANE L THOMAS TTEE
                                         A/C 0583-125078
                                         ONE NORTH JEFFERSON
                                         ST LOUIS MO 63103-2287

Tax-Managed Large Cap Fund--Class C..... NATIONAL FINANCIAL SERVICES CO CUST    66,788.813  10.13%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR
                                         CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Tax-Managed Large Cap Fund--Class E..... NATIONAL FINANCIAL SERVICES CO CUST    22,279.846  10.01%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR
                                         CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Tax-Managed Large Cap Fund--Class E..... SHINTECH INC EMPLOYEE BENEFIT TRUST    16,920.437   7.60%
                                         RICHARD MASON TTEE
                                         WESLAYAN TOWER STE 811
                                         24 GREENWAY PLAZA
                                         HOUSTON TX 77046-2401

Tax-Managed Large Cap Fund--Class E..... LIP HOLDING INC                        14,341.688   6.44%
                                         STE 900
                                         300 DELAWARE AVE
                                         WILMINGTON DE 19801-1671

Tax-Managed Large Cap Fund--Class S..... NATIONAL FINANCIAL SERVICES CO CUST 7,746,567.182  37.70%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR
                                         CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003

Tax-Managed Large Cap Fund--Class S..... INDIANA TRUST 5                     2,968,473.473  14.45%
                                         INDIANA TRUST & INVESTMENT
                                         MANAGEMENT COMPANY
                                         P.O. BOX 5149
                                         MISHAWAKA IN 46546-5149

Tax-Managed Large Cap Fund--Class S..... CHARLES SCHWAB & CO., INC           1,762,400.320   8.58%
                                         SPECIAL CUSTODY ACCOUNT FOR THE
                                         EXCLUSIVE BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY STREET
                                         SAN FRANCISCO CA 94104-4122

Tax-Managed Large Cap Fund--Class S..... TAX MANAGED GLOBAL EQUITY FUND      1,426,615.497   6.94%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616

               Fund Name                              Beneficial Owner                  Shares     Percent
               ---------                              ----------------                  ------     -------
Tax-Managed Mid & Small Cap Fund--
 Class C................................ NATIONAL FINANCIAL SERVICES CO CUST            45,227.027   8.92%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003
Tax-Managed Mid & Small Cap Fund--
 Class E................................ NATIONAL FINANCIAL SERVICES CO CUST            12,018.746   8.77%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003
Tax-Managed Mid & Small Cap Fund--
 Class E................................ LIP HOLDING INC                                10,018.632   7.31%
                                         STE 900
                                         300 DELAWARE AVE
                                         WILMINGTON DE 19801-1671
Tax-Managed Mid & Small Cap Fund--
 Class E................................ SHINTECH INC EMPLOYEE BENEFIT TRUST             7,389.506   5.39%
                                         RICHARD MASON TTEE
                                         WESLAYAN TOWER STE 811
                                         24 GREENWAY PLAZA
                                         HOUSTON TX 77046-2401
Tax-Managed Mid & Small Cap Fund--
 Class S................................ NATIONAL FINANCIAL SERVICES CO CUST         5,848,594.566  53.91%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003
Tax-Managed Mid & Small Cap Fund--
 Class S................................ INDIANA TRUST 5                               973,343.460   8.97%
                                         INDIANA TRUST & INVESTMENT
                                         MANAGEMENT COMPANY
                                         P.O. BOX 5149
                                         MISHAWAKA IN 46546-5149
Tax-Managed Mid & Small Cap Fund--
 Class S................................ TAX MANAGED GLOBAL EQUITY FUND                742,277.653   6.84%
                                         C/O FRANK RUSSELL INVESTMENT CO.
                                         PO BOX 1616
                                         TACOMA WA 98401-1616
U.S. Government Money Market Fund--
 Class S................................ NATIONAL FINANCIAL SERVICES CO CUST        32,496,643.169  43.76%
                                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         ONE WORLD FINANCIAL CENTER
                                         ATTN MUTUAL FUNDS DEPT 5TH FLR
                                         200 LIBERTY ST
                                         NEW YORK NY 10281-1003
U.S. Government Money Market Fund--
 Class S................................ NATIONAL ADVISORS TRUST CO FSB             10,357,007.120  13.95%
                                         10881 LOWELL AVE STE 100
                                         OVERLAND PARK KS 66210-1666
U.S. Government Money Market Fund--
 Class S................................ LP95 LLC                                    8,425,548.340  11.35%
                                         COLORADO LTD LIABILITY CO
                                         2315 BRIARGATE PKWY STE 100
                                         COLORADO SPGS CO 80920-7646

                              SHARES OUTSTANDING


   As of June 30, 2003, there were the following number of shares of beneficial interest outstanding of each class of each Fund:


                                                Number of Shares
               Name of Fund                       Outstanding
               ------------                       -----------
               Equity I Fund:
                  Class E......................     1,116,579.199
                  Class I......................    22,914,813.861
                  Class Y......................     2,962,833.107

               Equity II Fund
                  Class E......................     1,267,711.972
                  Class I......................    17,350,189.957
                  Class Y......................     5,668,388.546

               Equity Q Fund
                  Class E......................     1,223,686.421
                  Class I......................    27,797,447.247
                  Class Y......................    23,267,742.345

               Tax-Managed Large Cap Fund
                  Class C......................       659,000.832
                  Class E......................       222,564.178
                  Class S......................    20,546,576.707

               Tax-Managed Mid & Small Cap Fund
                  Class C......................       506,837.905
                  Class E......................       136,984.906
                  Class S......................    10,848,493.256

               International Fund
                  Class E......................       677,964.412
                  Class I......................    19,312,731.616
                  Class Y......................    16,743,203.919

               Emerging Markets Fund
                  Class C......................       944,101.753
                  Class E......................       925,388.578
                  Class S......................    37,120,125.146

               Fixed Income I Fund
                  Class E......................     1,210,280.884
                  Class I......................    30,388,973.322
                  Class Y......................    26,946,833.355

               Fixed Income III Fund
                  Class E......................       562,014.669
                  Class I......................    27,379,071.757

               Money Market Fund
                  Class A......................       420,099.860
                  Class S...................... 1,826,534,483.153

                                                     Number of Shares
          Name of Fund                                 Outstanding
          ------------                                 -----------

          Diversified Equity Fund
             Class C................................   1,481,379.320
             Class E................................     844,610.159
             Class S................................  35,326,229.512

          Special Growth Fund
             Class C................................     683,359.742
             Class E................................     362,516.338
             Class S................................  14,532,522.634

          Quantitative Equity Fund
             Class C................................   1,688,860.264
             Class E................................   1,098,562.944
             Class S................................  43,516,888.268

          International Securities Fund
             Class C................................     792,680.011
             Class E................................     496,700.648
             Class S................................  22,371,445.745

          Real Estate Securities Fund
             Class C................................     788,111.192
             Class E................................     414,480.887
             Class S................................  22,722,980.727

          Diversified Bond Fund
             Class C................................   1,377,080.582
             Class E................................   1,315,906.395
             Class S................................  39,604,081.896

          Short Term Bond Fund
             Class C................................   1,923,574.260
             Class E................................     955,345.616
             Class S................................  45,269,024.583

          Multistrategy Bond Fund
             Class C................................   3,082,888.026
             Class E................................   1,357,051.460
             Class S................................  65,903,634.809

          Tax Exempt Bond Fund
             Class C................................     434,438.438
             Class E................................     214,591.441
             Class S................................   6,419,370.318

          U.S. Government Money Market Fund--Class S  74,255,832.120

          Tax Free Money Market Fund--Class S        137,037,048.719

          Select Growth Fund
             Class C................................     307,008.405
             Class E................................     521,449.183
             Class S................................   4,935,598.260
             Class I................................   4,065,777.550

                                                       Number of Shares
        Name of Fund                                     Outstanding
        ------------                                     -----------

        Select Value Fund
           Class C....................................     309,675.172
           Class E....................................     449,373.619
           Class S....................................   4,238,796.400
           Class I....................................   3,555,222.546

        Equity Aggressive Strategy Fund
           Class A....................................     137,670.116
           Class C....................................   9,548,053.397
           Class D....................................  12,141,907.603
           Class E....................................  18,238,446.339
           Class S....................................   8,477,792.009

        Aggressive Strategy Fund
           Class A....................................   1,015,414.025
           Class C....................................  19,427,226.699
           Class D....................................  19,344,186.947
           Class E....................................  24,001,296.734
           Class S....................................  14,455,332.256

        Balanced Strategy Fund
           Class A....................................   1,739,209.686
           Class C....................................  32,942,555.077
           Class D....................................  32,642,824.353
           Class E....................................  40,830,948.421
           Class S....................................  23,937,148.649

        Moderate Strategy Fund
           Class A....................................     748,838.557
           Class C....................................   7,577,628.075
           Class D....................................  11,188,256.105
           Class E....................................   9,308,976.120
           Class S....................................   6,674,755.755

        Conservative Strategy Fund
           Class A....................................     339,148.990
           Class C....................................   4,663,948.281
           Class D....................................   6,870,202.190
           Class E....................................  19,606,677.178
           Class S....................................   3,497,375.976

        Tax-Managed Global Equity Fund
           Class C....................................   1,471,135.510
           Class S....................................   4,397,842.255

        Russell Multi-Manager Principal Protected Fund
           Class A....................................     420,154.066
           Class B....................................   8,664,325.030

PROXY CARD              FRANK RUSSELL INVESTMENT COMPANY              PROXY CARD
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 2003

The undersigned, having received Notice of the Special Meeting of Shareholders of Frank Russell Investment Company ("FRIC") to be held on October 3, 2003, at 10:00 a.m., Pacific Time, at the offices of FRIC located at 909 A Street, Tacoma, Washington and the related proxy statement, and hereby revoking all Proxies heretofore given with respect to shares to be voted at the Special Meeting, hereby appoints each of David Craig, Greg Lyons, Mary Beth Rhoden and Mark Swanson, or any of them, as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote on behalf of the undersigned as indicated on this proxy card all of the shares in the funds of FRIC which the undersigned is entitled to vote at the Special Meeting and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF FRIC'S BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees of FRIC recommends that you vote FOR
                                                                             ---
each proposal. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO ONE OR MORE PROPOSALS ON WHICH SHARES REPRESENTED BY THIS PROXY CARD ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR EACH SUCH
                                                          ---
PROPOSAL. The Proxies are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. If you vote via telephone, facsimile or the Internet, do not return this proxy card by mail.

                            VOTE VIA FACSIMILE:  1-888-796-9932
                            VOTE VIA TELEPHONE:  1-866-241-6192
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com CONTROL NUMBER: 999 9999 9999 999


                            NOTE: Please sign exactly as your name appears on this Proxy Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                            ____________________________________________________
                            Signature

                            ____________________________________________________
                            Signature (if held jointly)

                            ____________________________________________________
                            Date                                       FRC_13227


FUND                               FUND                                      FUND
----                               ----                                      ----
Equity I Fund                      Equity II Fund                            Equity Q Fund
Tax-Managed Large Cap Fund         Tax-Managed Mid & Small Cap Fund          International Fund
Emerging Markets Fund              Fixed Income I Fund                       Fixed Income III Fund
Money Market Fund                  Diversified Equity Fund                   Special Growth Fund
Quantitative Equity Fund           International Securities Fund             Real Estate Securities Fund
Diversified Bond Fund              Short Term Bond Fund                      Multistrategy Bond Fund
Tax Exempt Bond Fund               US Government Money Market Fund           Tax Free Money Market Fund
Select Growth Fund                 Select Value Fund                         Equity Aggressive Strategy Fund
Aggressive Strategy Fund           Balanced Strategy                         Moderate Strategy
Conservative Strategy Fund         Tax-Managed Global Equity Fund            Russell Multi-Manager Principal Protected Fund


Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.
                                         ---


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]


[_] To vote FOR ALL Funds on ALL Proposals mark this box. (No other vote is
            ---
necessary.)


1.   Elect three members of the Board of Trustees of FRIC:       FOR    WITHHOLD   FOR ALL
                                                                 ALL      ALL       EXCEPT
     Nominee:
              01. Michael J. A. Phillips                         [_]      [_]        [_]
              02. Daniel P. Connealy
              03. Julie W. Weston


Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the number and name of any such nominee on the line immediately below.

----------------------------------------

2.   Approve a change to the fundamental investment objective:

[_] To vote all Funds FOR;[_] to vote all Funds AGAINST; [_] to ABSTAIN from voting for all Funds; or vote separately by Fund below.

                      FOR AGAINST ABSTAIN                            FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN
Equity I              [_]   [_]     [_]  Equity II                   [_]   [_]     [_]  Equity Q                 [_]   [_]     [_]
Tax-Managed Large Cap [_]   [_]     [_]  Tax-Managed Mid & Small Cap [_]   [_]     [_]  International            [_]   [_]     [_]
Emerging Markets      [_]   [_]     [_]  Fixed Income I              [_]   [_]     [_]  Fixed Income III         [_]   [_]     [_]
Money Market          [_]   [_]     [_]  Diversified Equity          [_]   [_]     [_]  Special Growth           [_]   [_]     [_]
Quantitative Equity   [_]   [_]     [_]  International Securities    [_]   [_]     [_]  Real Estate Securities   [_]   [_]     [_]
Diversified Bond      [_]   [_]     [_]  Short Term Bond             [_]   [_]     [_]  Multistrategy Bond       [_]   [_]     [_]
Tax Exempt Bond       [_]   [_]     [_]  US Government Money Market  [_]   [_]     [_]  Tax Free Money Market    [_]   [_]     [_]
Select Growth         [_]   [_]     [_]  Select Value                [_]   [_]     [_]  Equity Aggressive
Aggressive Strategy   [_]   [_]     [_]  Balanced Strategy           [_]   [_]     [_]  Strategy                 [_]   [_]     [_]
Conservative Strategy [_]   [_]     [_]  Tax-Managed Global Equity   [_]   [_]     [_]  Moderate Strategy        [_]   [_]     [_]



3. Approve the reclassification of the investment objective from "fundamental" to "non-fundamental":


[_] To vote all Funds FOR;[_] to vote all Funds AGAINST; [_] to ABSTAIN from voting for all Funds; or vote separately by Fund below.

                      FOR AGAINST ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR AGAINST ABSTAIN
Equity I              [_]   [_]     [_]  Equity II                   [_]   [_]     [_]  Equity Q                 [_]   [_]     [_]
Tax-Managed Large Cap [_]   [_]     [_]  Tax-Managed Mid & Small Cap [_]   [_]     [_]  International            [_]   [_]     [_]
Emerging Markets      [_]   [_]     [_]  Fixed Income I              [_]   [_]     [_]  Fixed Income III         [_]   [_]     [_]
Money Market          [_]   [_]     [_]  Diversified Equity          [_]   [_]     [_]  Special Growth           [_]   [_]     [_]
Quantitative Equity   [_]   [_]     [_]  International Securities    [_]   [_]     [_]  Real Estate Securities   [_]   [_]     [_]
Diversified Bond      [_]   [_]     [_]  Short Term Bond             [_]   [_]     [_]  Multistrategy Bond       [_]   [_]     [_]
Select Growth         [_]   [_]     [_]  US Government Money Market  [_]   [_]     [_]  Equity Aggressive
Aggressive Strategy   [_]   [_]     [_]  Select Value                [_]   [_]     [_]  Strategy                 [_]   [_]     [_]
Conservative Strategy [_]   [_]     [_]  Balanced Strategy           [_]   [_]     [_]  Moderate Strategy        [_]   [_]     [_]
                                         Tax-Managed Global Equity   [_]   [_]     [_]



          EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                         RETURN YOUR PROXY CARD TODAY!